UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

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Juniper Networks, Inc.

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2021 Annual Meeting of Stockholders
Notice of Annual Meeting and Proxy Statement

Notice of 2021 Annual Meeting of Stockholders

TO BE HELD	VIRTUAL MEETING	ATTENDANCE
Thursday, May 13, 2021 at 8:00 a.m. Pacific Time, with log in beginning at 7:45 a.m. Pacific Time
The Annual Meeting of Stockholders,
and any adjournments or postponements thereof,
will be a virtual meeting conducted via live
webcast. You may log onto: www.virtualshareholdermeeting.com/JNPR2021 and enter your 16-digit control number.
You will be able to attend the Annual Meeting of Stockholders online, submit your questions online, and vote your shares electronically during the meeting.
ITEMS OF BUSINESS
Proposal
1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;
2	To ratify the appointment of Ernst & Young LLP, as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
3	To hold a non-binding advisory vote on executive compensation; and
4	To consider such other business as may properly come before the annual meeting.
RECORD DATE
You are entitled to notice of, and to vote at, the Annual Meeting of Stockholders only if you were a Juniper Networks stockholder as of the close of business on March 19, 2021. The Notice of Internet Availability of Proxy Materials will be mailed, and the attached proxy statement is being made available, to our stockholders beginning on or about March 31, 2021.
 PROXY MATERIAL AVAILABILITY
We are furnishing our proxy materials electronically. Most of our shareholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this Proxy Statement (including the proxy card) and our 2020 Annual Report on Form 10-K over the internet, how to request a paper or email copy of these materials, and how to vote by mail or via the internet.
By Order of the Board of Directors,
Brian Michael Martin
Senior Vice President,
General Counsel and Secretary

March 31, 2021
 WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE
You may revoke your proxy at any time prior to the Annual Meeting of Stockholders. Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to read this Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented.
If you are a beneficial stockholder, your broker will NOT be able to vote your shares other than in connection with the ratification of the selection of our independent auditor unless you have given your broker specific instructions to do so.
You may vote via the Internet, by telephone, or, if you have received a printed version of these proxy materials, by mail. For specific instructions on how to vote your shares, refer to the section entitled “General Information” of this proxy statement, the instructions in the Proxy Statement Summary, the proxy card or the Notice of Internet Availability.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2021
The proxy statement, form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available without charge at www.proxyvote.com. Information contained on the website is not incorporated by reference into this Proxy Statement or any other report we file with the Securities and Exchange Commission.
Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement

Proxy Statement Summary
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider in deciding how to vote, and you should read the entire proxy statement carefully before voting. The information contained on juniper.net or any other website referred to herein is provided for reference only and is not incorporated by reference into this proxy statement.
Information about our 2021 Annual Meeting of Stockholders
Date and time:	Thursday, May 13, 2021 at 8:00 a.m. Pacific Time
Time:	8:00 a.m. Pacific Time — Online check-in will be available beginning at 7:45 a.m. Pacific Time. Please allow ample time for the online check-in procedures.
Admission:	Virtual meeting is being held via the internet through a virtual web conference at: www.virtualshareholdermeeting.com/JNPR2021. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the Proxy Materials, on your proxy card or on any additional voting instructions that accompanied your proxy materials.
Voting:	Stockholders as of the record date, March 19, 2021, are entitled to vote. Your broker will not be able to vote your shares with respect to any of the matters presented at the meeting, other than the ratification of the selection of our independent auditor, unless you give your broker specific voting instructions.
Even if you plan on attending our virtual meeting on May 13, 2021, please vote as soon as possible before the meeting by:
During the virtual meeting, you will be able to vote electronically and submit questions at
www.virtualshareholdermeeting.com/JNPR2021.
For additional information about the virtual meeting, please refer to the Frequently Asked Questions in Annex A.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   1

Meeting Agenda and Voting Recommendations
		More Information	Board Recommendation	Reasons for Recommendation
Proposal 1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	Page 20	✓ FOR each nominee	The Board of Directors (“Board”) and its Nominating and Corporate Governance Committee believe the Board nominees possess the skills, experience and diversity to effectively monitor performance, provide oversight and advise management on our long-term strategy.
Proposal 2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	Page 26	✓ FOR	Based on the Audit Committee’s assessment of Ernst & Young LLP’s qualifications and performance, the Board believes that retention of Ernst & Young LLP for the fiscal year ending December 31, 2021 is in our stockholder’s best interests.
Proposal 3	To hold a non-binding advisory vote regarding executive compensation.	Page 30	✓ FOR	Our executive compensation programs demonstrate the evolution of our pay for performance philosophy and reflect the input of stockholders from our outreach efforts.
We will also consider any other matters that may properly be brought before the 2021 annual meeting of stockholders (and any postponements or adjournments thereof).

Corporate Governance Highlights
Juniper Networks, Inc., a Delaware corporation (“Juniper Networks,” “Juniper”, the “Company,” “we” or “our”) is committed to having sound corporate governance principles that we believe serve the best interest of all our stockholders. Some highlights of our corporate governance practices are listed below. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through stockholder outreach, current literature and corporate governance organizations.
Annual election of all directors	✓	Commitment to Board refreshment (including the appointment of three new directors in 2019)	✓
Majority voting and director resignation policy for directors in uncontested elections	✓	Annual Board, committee and director evaluations	✓
Proxy access right for stockholders	✓	Regular focus on management and director succession planning	✓
9 out of 10 director nominees are independent	✓	Regular executive sessions of independent directors	✓
Separate chair, lead independent director and CEO	✓	Risk oversight by full Board and committees	✓
Chair is an independent director	✓	Stockholder outreach/engagement program	✓
Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent	✓	Robust stock ownership requirements for directors and named executive officers	✓
44% of our current independent directors are ethnically diverse or women	✓	Prohibition against director, officer and employee hedging and pledging of Juniper Networks stock and “claw-back” policy	✓
Each director attended at least 75% of Board and committee meetings	✓	Our Compensation Committee uses an independent compensation consultant	✓
No “over-boarding”	✓	Corporate social responsibility program	✓
2 of the 3 members of our Audit Committee are “audit committee financial experts” under SEC rules	✓	Annual publication of a corporate diversity update and annual pay equity review process/analyses	✓
Board and committee oversight of cybersecurity	✓	No multi-class or non-voting stock	✓

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   3

Director Nominees
Our business is managed under the direction of our Board of Directors, which is currently composed of ten members. Juniper’s stockholders elect the company’s Board members annually, and all of our current directors were elected at the 2020 Annual Meeting by our stockholders to serve for a term expiring at the 2021 Annual Meeting. The following sets forth the name, age, tenure and committee assignments for each of our directors as of the date this proxy statement was filed with the U.S. Securities and Exchange Commission (the “SEC”).

**GARY DAICHENDT**
Age: 69 | Director Since 2014
Compensation Committee
Committee Chair

**ANNE DELSANTO**
Age: 57 | Director Since 2019
Nominating and Corporate Governance Committee

**KEVIN DENUCCIO**
Age: 61 | Director Since 2014
Compensation Committee

**JAMES DOLCE**
Age: 58 | Director Since 2015
Compensation Committee

**CHRISTINE GORJANC**
Age: 64 | Director Since 2019
Audit Committee

**JANET HAUGEN**
Age: 61 | Director Since 2019
Audit Committee
Committee Chair

**SCOTT KRIENS**
CHAIRMAN
Age: 63 | Director Since 1996
Committees: None

**RAHUL MERCHANT**
Age: 64 | Director Since 2015
Audit Committee

**RAMI RAHIM,** CEO
Age: 50 | Director Since 2014
Committees: None

**WILLIAM STENSRUD**
Age: 70 | Director Since 1996
Nominating and Corporate Governance Committee
Committee Chair

Active Stockholder Engagement
Despite the ongoing COVID-19 pandemic, in 2020 we proactively sought meetings with stockholders, which resulted in Juniper Networks meeting virtually with stockholders who in the aggregate hold approximately 26% of our shares outstanding. For more information on our stockholder engagement efforts, please see the “Stockholder Engagement” section of this proxy statement.
Executive Compensation Highlights
Our executive compensation program is designed to hold our executives accountable for results over the long term and reward them for consistent strong performance. Our Compensation Committee strives to design a fair and balanced approach to our executive compensation programs by providing for short and long-term focused programs that emphasize a pay-for-performance philosophy.
Demonstrating our continued commitment to align compensation to overall corporate performance, in 2020, 89% of our Chief Executive Officer’s target direct compensation was “variable” compensation in the form of an annual cash bonus incentive and equity awards. Further, our Chief Executive Officer’s target direct compensation compared to his realizable pay outcome demonstrates the strong “pay-for-performance” philosophy instituted by our Compensation Committee.
As a result of the Compensation Committee’s evaluation of the results of the “Say-on-Pay” advisory vote at our 2020 annual meeting of stockholders, the feedback received from our stockholder engagement, the advice from the Committee’s independent compensation consultant and its ongoing review of our compensation program philosophy and design, the Compensation Committee did not make any significant changes to the design of our executive compensation and equity programs in 2020. Based on feedback from stockholders in 2020, the Compensation Committee continued to grant performance share awards based upon longer-term relative total shareholder return. We encourage you to also review the full “Executive Compensation” section of this proxy statement, including the “Compensation Discussion and Analysis,” for additional details.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   5

Corporate Governance Principles and Board Matters
Corporate Governance Guidelines
Juniper Networks is committed to having sound corporate governance practices and has adopted formal Corporate Governance Standards to enhance our effectiveness. Having such principles is essential to running our business efficiently and maintaining our integrity in the marketplace. A copy of our Corporate Governance Standards is available on our website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
Code of Business Conduct and Ethics
We have also adopted a code of business conduct and ethics applicable to all Juniper Networks employees, officers and directors in compliance with the rules of the Securities and Exchange Commission (“SEC”) and the listing standards of the New York Stock Exchange (“NYSE”), known as our Worldwide Code of Business Conduct. This Worldwide Code of Business Conduct is publicly available on our website at
http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
You may also obtain free copies of the Corporate Governance Standards and the Worldwide Code of Business Conduct by contacting the Investor Relations Department at our corporate offices by calling 1-408-745-2000 or by sending an e-mail message to investor-relations@juniper.net. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, at the address and location specified above.

Board Independence

Our Board is independent:
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9 of 10 director nominees are independent

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We have both an independent Chair of the Board and a Lead Independent Director

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Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent

The NYSE’s listing standards and our Corporate Governance Standards provide that a majority of our Board of Directors (the “Board”) must be “independent.” Under the NYSE’s listing standards, no director will be considered independent unless our Board affirmatively determines that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Board reviews the independence of its members annually. Our Board has determined that, except for Rami Rahim who is an employee of the Company, (i) none of the current directors have a material relationship with Juniper Networks, and (ii) that each of our current director nominees whose names are set forth below in Proposal No. 1 Election of Directors are independent within the meaning of the NYSE director independence standards.
The Board has determined that each of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board has no material relationship with Juniper Networks and is “independent” within the meaning of the NYSE director independence standards, including in the case of the members of the Audit Committee and the Compensation Committee, which are subject to the heightened “independence” standard required for such committee members set forth in the applicable SEC and NYSE rules. The members of the Compensation Committee are also non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In making the determination of the independence of our directors, the Board considered whether there were any transactions between Juniper Networks and entities associated with our directors or members of their immediate families, including transactions involving Juniper Networks, investments in companies in which our directors or their affiliated entities are stockholders and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as partners, directors or as a member of the executive management of the other party to the transaction, and did not identify any such transactions.

 Corporate Governance Principles and Board Matters

Board Structure and Committee Composition
Annual Election and Majority Voting Standard
Each director serves for a term expiring at the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.
Our bylaws provide that each director nominee must receive the majority of the votes cast with respect to his or her election (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee). However, in the event that a stockholder has properly nominated a person or persons for election to the board and such nomination is not timely withdrawn prior to the first mailing of our notice of a meeting where directors are to be elected, then each director nominee shall be elected by a plurality of the votes cast.
If a director nominee who is currently serving as a director is not re-elected at the annual meeting, under Delaware law, the director will continue to serve on the Board as a “holdover director.” However, pursuant to our Corporate Governance Standards, as a condition to re-nomination, each incumbent director is required to submit a conditional resignation from the Board in writing to the Chair of the Nominating and Corporate Governance Committee of the Board. If the director nominee fails to receive the requisite vote contemplated by our bylaws, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Thus, the resignation will become effective only if the director nominee fails to receive a majority of votes cast for re-election, and the Board accepts the resignation.
Proxy Access
The Company’s bylaws provide that under certain circumstances, a stockholder, or group of up to 20 stockholders, who have maintained continuous ownership of at least three percent (3%) of our common stock for at least three years prior to such nomination may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder nominated candidates appearing in our proxy statement cannot exceed the greater of two or twenty percent (20%) of the aggregate number of directors then serving on the Board (rounding down). For a description of the process for nominating directors, see the information under the “General Information — Stockholder Proposals and Nominations” section of this proxy statement.
Board Committees
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The membership and principal function of each of these committees are described below. Each of these committees operates under a written charter adopted by the Board. The charters of these committees are available on Juniper Networks’ website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx. The Board may add new committees as it deems advisable for purposes of fulfilling its primary responsibilities.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   7

The following table shows all persons who served on the Board and the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and the number of meetings for the Board and such committees during 2020:
Name of Director	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Non-Employee Directors:
Gary Daichendt	X		CHAIR
Anne DelSanto	X			X
Kevin DeNuccio	X		X
James Dolce	X		X
Christine Gorjanc(1)	X	X
Janet Haugen(1)(2)	X	CHAIR
Scott Kriens	CHAIR
Rahul Merchant(2)	X	X
William Stensrud	X			CHAIR
Employee Director:
Rami Rahim	X
Number of Meetings in Fiscal 2020	8	8	6	4

(1)
The Board has determined that Ms. Gorjanc and Ms. Haugen is each an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.

(2)
Mr. Merchant served as the chair of the Audit Committee until Ms. Haugen assumed the role as the chair of the Audit Committee on February 20, 2020.

Audit Committee
The Audit Committee, among other duties, assists the Board in fulfilling its responsibilities for general oversight of the:
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integrity of the Company’s financial statements;

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compliance with the Company’s legal and regulatory requirements;

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management of the Company’s information security risk program;

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qualifications, independence and performance of the Company’s independent registered public accounting firm;

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performance of the Company’s internal audit function; and

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Company’s internal accounting and financial controls, as well as risk management policies.

The Audit Committee works closely with management as well as our independent registered public accounting firm to fulfill its obligations. In addition, to further strengthen the Audit Committee’s oversight responsibilities, each of the Vice President of Internal Audit and the Vice President and Chief Compliance Officer report directly to the Audit Committee, and the Company’s Chief Accounting Officer meets in executive sessions with the Audit Committee. The Audit Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, and discloses such determination in accordance with NYSE requirements.
Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of our executive officers and Board members as well as our human capital management function, including:
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conducting an evaluation of the Chief Executive Officer with the entire Board;

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reviewing the Compensation Discussion and Analysis and preparing an annual report on executive compensation for inclusion in our proxy statement;

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approving and evaluating executive officer compensation philosophy and related plans, policies and programs;

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evaluating and making recommendations regarding Board compensation on an annual basis;

 Corporate Governance Principles and Board Matters

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periodically reviewing the Company’s programs and practices related to workforce diversity and inclusion; and

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conducting an annual compensation risk assessment to consider whether the Company’s incentive compensation policies and programs contain incentives for executive officers to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company, including review and approval of the Company’s annual equity budget. The Compensation Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, compensation consultants or other advisors as the Compensation Committee deems necessary to carry out its duties.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee:
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engages in Board succession planning to anticipate the future needs of the Board and its standing Committees;

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seeks and recommends the nomination of individuals qualified to become Board members, consistent with criteria approved by the Board;

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reviews and makes recommendations regarding the composition of the Board;

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oversees the governance of the Board, including establishing and overseeing compliance with our Corporate Governance Standards;

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oversees the Company’s programs, policies and practices relating to social and environmental issues and impact to support the sustainable growth of the Company’s business;

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identifies best practices and recommends corporate governance principles to the Board; and

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strives to give proper attention to and effectively respond to stockholder concerns regarding corporate governance.

Board Leadership Structure and Role of the Lead Independent Director
The Board’s leadership structure is comprised of an independent Chair of the Board and a Lead Independent Director who is appointed, and at least annually reaffirmed, by at least a majority of Juniper Networks’ independent directors. Mr. Kriens has served as Chair of the Board since 1996 and served as Chief Executive Officer of the Company from 1996 to 2008. Since March 2015, Mr. Daichendt has served as the Lead Independent Director.
The duties of the Chair of the Board, Lead Independent Director and Chief Executive Officer are set forth in the table below:
	Chair of the Board	Lead Independent Director	CEO
Duties
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Sets the agenda of Board meetings

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Presides over meetings of the full Board

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Contributes to Board governance and Board processes

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Communicates with all directors on key issues and concerns outside of Board meetings

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Presides over meetings of stockholders

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Provides input regarding Board meetings scheduling and agendas

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Makes recommendations to the Chair regarding the retention of Board consultants

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Presides over executive sessions of the Board if and when the Chair is not independent under applicable standards

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Acts as a liaison between the independent directors and the Chair and CEO on sensitive issues

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Sets strategic direction for the Company

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Creates and implements the Company’s vision and mission

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Leads the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board and its committees

The Board believes that this overall structure of a separate Chair of the Board and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience and independent perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   9

also believes that this structure benefits the Company by enabling the Chief Executive Officer to focus on strategic matters while the Chair of the Board focuses on Board process and governance matters. The structure also allows the Company to benefit from Mr. Kriens’ experience as a former Chief Executive Officer of the Company.
The independent directors of the Company meet at least quarterly in executive sessions. Executive sessions of the independent directors are chaired by the Lead Independent Director if and when the Chair is not “independent” under applicable standards. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such other topics as the independent directors may determine.

Identification and Evaluation of Nominees for Director
The Nominating and Corporate Governance Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:
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The committee regularly, and at least annually, reviews the composition and size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.

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The committee reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder other than through our proxy access bylaw, as well as those candidates who have been identified by management, individual members of the Board or, if the committee determines, a search firm. Such review may, in the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. Please see the information under the “General Meeting — Stockholder Proposals and Nominations” section of this proxy statement for more information on stockholder recommendations and nominations of director candidates.

•
The committee conducts an annual evaluation of the performance of individual directors, the Board as a whole, and each of the Board’s standing committees, including an evaluation of the qualifications of individual members of the Board and its committees. The evaluation is conducted via oral interviews by a third-party legal advisor selected by the committee, which uses as a basis for discussion, a list of questions that are provided to each director in advance. The results of the evaluation and any recommendations for improvement are provided orally to the committee by the third-party legal advisor, and to the Board and the other standing committees of the Board either by the chair of the committee or the third-party legal advisor.

•
The committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size and composition of the Board. Although the committee does not have a specific policy on diversity, in evaluating the qualifications of the candidates, the committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, cultural background and national origin. The committee believes that diversity is important as a variety of points of view can help contribute to a more effective decision-making process. When recommending candidates, the committee strives to select candidates that have diverse perspectives, experiences and expertise such that the skill set of each candidate compliments those of other directors and nominees to create a balanced Board with diverse viewpoints and expertise, which together will contribute to the Board’s effectiveness as a whole. The committee evaluates the factors discussed above, among others, and does not assign any particular weighting or priority to any of these factors. The committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and director nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) possess high personal and professional ethics and integrity, (iii) have qualifications that will increase overall Board effectiveness, (iv) meet requirements of applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members, and (v) have a willingness to represent the best interests of all stockholders of the Company.

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The committee also considers the interests and plans of individual directors and their interest in continuing as members of the Board.

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In evaluating and identifying candidates, the committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates. It also has the authority to approve the fees and retention terms of any search firm.

 Corporate Governance Principles and Board Matters

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After such review and consideration, the committee recommends to the Board director candidates to be nominated by the Board for election to the Board. The Board reviews the committee’s recommendations and approves final nominations.

In addition to the foregoing process, the committee and the Board also takes into consideration the perspectives of stockholders regarding Board composition and corporate governance matters and incorporates those perspectives into its overall identification and selection process.

Management Succession Planning
Our Board believes that the directors and the Chief Executive Officer should collaborate on management succession planning and that the entire Board should be involved in the critical aspects of the succession planning process for our Chief Executive Officer, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, and making key management succession decisions. Management succession is regularly discussed by the directors in Board meetings and in executive sessions of the Board.
In addition, our Board annually conducts a detailed review of the Company’s leadership pipeline, talent strategies and succession plans for key executive positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, Board dinners and presentations, and informal meetings.

Board’s Role in Risk Oversight
The Board recognizes that risk is inherent in the Company’s pursuit and achievement of our strategic and operating objectives. The Board has oversight responsibility for the Company’s risk management framework, which is designed to: (i) identify, assess, prioritize, manage and communicate risks to which the Company is exposed in our business, and (ii) foster a corporate culture of integrity. Consistent with this approach, the Board regularly reviews, consults and discusses with management on strategic direction, challenges and risks faced by the Company, and annual and quarterly financial results and forecasts to fulfill its oversight responsibility.
In addition, the Board has tasked designated committees of the Board with oversight of certain categories of risk management:
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The Audit Committee oversees management of financial risks, and reviews and provides oversight of the Company’s risk management program and compliance and financial risks. In addition, while the Board oversees the Company’s cyber risk management program, the Board has designated the Audit Committee with the responsibility to regularly review the Company’s processes and procedures around managing cybersecurity risks and incidents.

•
The Compensation Committee is responsible for overseeing the management of risks relating to and arising from the Company’s executive and employee compensation plans and arrangements.

•
The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance. These committees provide regular reports on the Company’s risk management efforts to the full Board.

Management is responsible for the direct management and oversight of strategic, operational, legal/compliance, cybersecurity and financial risks, and the Company’s formal program to continually and proactively identify, assess, prioritize and mitigate enterprise risk. Critical risks are managed through cross-functional participation in senior level corporate compliance and risk management committees. The corporate compliance committee focuses on legal and regulatory compliance risks, and the risk management committee focuses on operational and strategic risks.
Annually, management reviews with the Board a comprehensive assessment of risks for the Company based upon the COSO Integrated Risk Management Framework methodology. In addition, throughout the year, the Chief Executive Officer and other members of senior management review with the Board key strategic and operational issues, opportunities, and risks. Further, both the Board and the Audit Committee receive reports and presentations from management on the Company’s risk mitigation programs and efforts, cybersecurity programs, compliance programs and efforts, investment policy and practices and the results of various internal audit projects.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   11

Cybersecurity Risk Oversight
In addition, the Board oversees the Company’s cyber risk management program. In order to respond to the threat of security breaches and cyberattacks, we have developed a program, overseen by the Company’s Chief Information Officer in coordination with the Company’s Chief Information Security Officer, that is designed to protect and preserve the confidentiality, integrity and continued availability of information owned by, or in the care of, the Company. This program includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material cybersecurity incident and the maintenance by the Company of insurance coverage to defray the cost in the event of an information security breach. In support of the Board’s oversight of the Company’s cyber risk management program, the Audit Committee receives regular reports from the Chief Information Officer, the Chief Information Security Officer, and other senior executives at the Company. In addition, the Board, periodically, and the Audit Committee, regularly, receive updates throughout the year from management about the results of exercises and response readiness assessments led by outside advisors who provide a third-party independent assessment of our Company-wide information security strategy and our internal response preparedness.
We have also implemented a robust information security training program including, among other things, mandatory quarterly training for all of our employees, surprise semi-annual testing of our employees to confirm employees are implementing best practices learned during the trainings, and specialized trainings developed specifically for employee populations working in areas such as our corporate network or development of our product.
COVID-19 Pandemic Risk Oversight
In response to the COVID-19 pandemic, the Juniper Crisis Management Team activated our Pandemic Preparedness Plan and has been following a risk-based and phased approach by aligning with local government guidelines for our operations. Throughout the COVID-19 pandemic, the Board has overseen our crisis management policies and responses to ensure that we identify and respond to emerging risks and provide meaningful updates to our stakeholders. In particular, through regular updates and communications with management, the Board has actively participated in overseeing the impact of the COVID-19 pandemic on our employees and business operations and our financial position and results of operations; understanding how management is assessing the impact, and considering the nature and adequacy of management’s responses, including health safeguards, business continuity, internal communications, and infrastructure; and reviewing stakeholder communications plans with management, ensuring effective and transparent communications.

Corporate Citizenship and Sustainability

Our Corporate Citizenship and Sustainability (“CCS”) objectives at a glance:
•
Positively impact and contribute to our global community of customers, partners, and employees, as well as emerging markets and areas in need

•
Foster a more inclusive and diverse community for Juniper employees

•
Conduct business ethically, with integrity and good corporate governance

•
Meet or exceed international standards for product design, production, and waste reduction

Juniper Networks believes in building more than a network. It is our mission to power connections and empower change. We are committed to being responsible corporate citizens and encouraging responsible practices in our operations and throughout our worldwide supply chain — ensuring that working conditions are safe, workers are treated with respect and dignity, and that processes and products are environmentally responsible. We believe in conducting business ethically, with integrity and good corporate governance, wherever we do business. We also strive to positively affect and contribute to the global community of customers, partners, employees, and emerging markets.

 Corporate Governance Principles and Board Matters

Governance of our Corporate Citizenship and Sustainability Program
We utilize a materiality and risk-based approach to help focus our resources and attention on those areas that we believe we can most meaningfully impact Juniper and have a meaningful impact beyond Juniper. Our CCS program is organized into three pillars — Corporate Governance and Culture, Environmental Sustainability, People and Communities — and is focused on issues that we believe are most material to our business and important to our stakeholders.
The Three Pillars of our Corporate Citizenship and Sustainability Program
Corporate Governance	Environmental Sustainability	People and Communities

Business Ethics and
Anti-Corruption
Product Responsibility
•
Customer Satisfaction

•
Data Privacy and Product Security

•
Product Safety and Compliance

Supply Chain Management
•
Supply Chain Resilience

•
Supply Chain Security

Operational Footprint • Energy Management • Greenhouse Gas Emissions • Water and Wastewater Management Product Sustainability • Sustainable Design • Lifecycle Management
Our Employees
•
Inclusion and Diversity

•
Employee Engagement

•
Employee Wellness

Our Partners in the Value Chain
•
Labor Practices and Human Rights

•
Responsible Materials Sourcing

Our Communities

Oversight of our CCS program starts with our Board, which believes that corporate citizenship and sustainability remains an ongoing priority for the Company. In furtherance of the Board’s oversight of our CCS program:
•
Our Nominating & Corporate Governance Committee reviews the Company’s CCS program and strategy and the progress made across the various pillars.

•
Our Compensation Committee reviews the status of specific initiatives related to the People and Communities pillar of our CCS program, namely those related to employee inclusion and diversity.

•
Our Audit Committee reviews the status of specific initiatives related to the Corporate Governance pillar of our CCS program, namely those related to business ethics and anti-corruption and product responsibility.

The Company’s leadership team has ultimate responsibility for our CCS program. A Corporate Social Responsibility Executive Committee comprised of senior executives representing the various business functions across the Company has been established to ensure continued focus and alignment within the Company on these important initiatives. This leadership committee directs the overall vision, strategy and execution of our CCS program, and further ensures alignment with corporate priorities and objectives, as well as our values, which we refer to as The Juniper Way — Be Bold, Build Trust, and Deliver Excellence.
To achieve our values, we strive to exercise the highest standards of business conduct and ethics in all our dealings inside and outside our company. Our commitments to and expectations of our employees and business partners for adhering to high ethical standards and compliance with laws are articulated through our Worldwide Code of Business Conduct and Ethics, and our Business Partner Code of Conduct.
We maintain an ongoing and inclusive dialogue with our internal and external stakeholders in which we communicate our progress on important topics and collect valuable insights and feedback, which helps us assess both potential risks and opportunities and improve how we manage, refine and respond to material issues. As part of Juniper’s stakeholder engagement model, Juniper is an active participant in a variety of government and industry organizations, such as the Responsible Business Alliance, Responsible Minerals Initiative, and Carbon Disclosure Project Supply Chain. Through our memberships, we promote the development and adoption of collaborative approaches in applying leading standards and practices in the Information Communication and Technology sector and throughout the supply chain, as well as to harmonize regulations.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   13

Our COVID-19 Response
Throughout the COVID-19 pandemic our priorities and actions have remained focused on protecting the health and safety of all those we serve — our employees, our customers, our suppliers, and our communities, including implementing early and continuous updates to our health and safety policies and processes.
The health and safety of our employees and their families is paramount to our success. Since March 2020, the majority of our global workforce has been working remotely. We are focused on providing our workforce with benefits and resources to help them stay safe and healthy so they can meet the needs of our customers and deliver new innovations to the markets we serve, despite challenges introduced by the COVID-19 pandemic.
More than ever, we are committed to connecting organizations that are delivering critical services to those most in need, including healthcare, government and finance, as well as connecting communities. We provide secure networking and wireless solutions to help ensure that every business, no matter the size, can deliver on their mission during this rapidly evolving time. We continue to support healthy customer demand for our products by working with our suppliers and distributors to address supply chain disruptions as well as travel restrictions that have impacted our operations and our employees have been available to support customers in delivering critical network services.
In 2020, we supported our communities by helping the medical professionals on the front-line fight against COVID-19 by donating secure wireless connectivity kits to healthcare organizations setting up COVID-19 testing facilities and pop-up field hospitals. Further, Juniper has donated medical and household essentials, and the Juniper Networks Foundation committed $1 million in cash donations to local organizations in 2020 and matched employee contributions to help the most vulnerable in the communities where we work and live, specifically to address local needs arising from the COVID-19 pandemic.
2020 CCS Progress and Achievements
We are pleased to share the strides we have made in our CCS priorities in our Corporate Citizenship and Sustainability Report, which is available at https://www.juniper.net/us/en/company/corporate-responsibility. Our Corporate Citizenship and Sustainability Report has been prepared using guidance from the Global Reporting Initiative Sustainability Reporting Guidelines ‘Core’ option and the Sustainability Accounting Standards Board standards. We are proud that our progress has resulted in recognition as one of Forbes’ 2020 and 2021 America’s Most JUST Companies and to be awarded a position on the 2020 Carbon Disclosure Project Supplier Engagement Leaderboard and the Bloomberg Gender Equality Index. Below are a few CCS Program highlights in which we demonstrate our commitment to The Juniper Way and our leadership in corporate citizenship.
Inclusion and Diversity
At our core, we believe innovation and excellence depends on seeking out diverse ideas and fostering a culture where all employees are actively engaged.
Creating a highly diverse and inclusive workplace, where everyone is empowered to do their best work, starts with transparency and accountability. We are committed to improving inclusivity by being engaged and accountable at the highest level of leadership. Our commitment to this work starts with our Board and carries through to our Chief Executive Officer, our executive officers, and throughout our Company.
We track data regularly to hold ourselves accountable and to enable us to monitor our progress. We have implemented trainings, sponsorship and development programs, new employee benefits, inclusion activities, and a commitment to pay parity. One of the ways Juniper is working to improve our gender balance, specifically in positions of leadership, is through our Women’s Sponsorship Program. The initiative is designed to enhance the development, visibility and growth opportunities for high potential women across Juniper’s business organizations across our geographies. We are supporting partnerships with organizations that are dedicated to driving industry-wide pay parity, equal rights, and better access to career opportunities. In September 2020, Juniper sponsored BLACK BOYS, a documentary film that illuminates the full humanity of Black men and boys in America. We support initiatives like BLACK BOYS to catalyze meaningful conversations on racial injustices within our communities. We believe that honesty and communication are foundational to our success as a company, and to improve transparency in our inclusion and diversity efforts, we have shared our workforce data on our website at https://www.juniper.net/us/en/company/inclusion-diversity/.

 Corporate Governance Principles and Board Matters

Environmental Sustainability
As part of our corporate citizenship and sustainability strategy, our environmental policy outlines our commitment to conducting business in an environmentally responsible way.
We maintain a steady focus on reducing our energy consumption, carbon footprint, and resource use in our facilities and in our supply chain. In 2016, we established an absolute target to reduce our Scope 1 and Scope 2 (market-based) Green House Gas (GHG) emissions by 5% by the year 2020 (against our 2011 baseline of 92,864 metric tonnes of CO2e). We were able to achieve this goal in 2019 ahead of our target date. To further our continued commitment to climate action, we established absolute Scope 1 and Scope 2 reduction targets using the Science Based Targets initiative (SBTi) methodology in 2020: (1) reduce absolute Scope 1 and Scope 2 emissions by 17.5% by 2025 from our 2018 baseline and (2) reduce absolute Scope 1 and Scope 2 emissions by 42.5% by 2035 from our 2018 baseline. We continue to focus on energy efficiency, process optimization measures, and clean energy procurement in order to reduce our carbon footprint from our direct operations.
The most significant impact to our overall carbon footprint comes from our Scope 3 emissions — activities outside of our direct operations such as business travel, employee commuting, our product distribution, and emissions resulting from our suppliers’ operations. We believe that strong partnership and communication throughout our supply chain provides us with the greatest opportunity to make an impact with respect to our Scope 3 emissions. As part of our Scope 3 emissions management approach, we actively engage with our suppliers and communicate our expectation that they measure, disclose and reduce their GHG emissions. As a result, the Carbon Disclosure Project awarded Juniper a position on the Supplier Engagement Leaderboard four years in a row.
We also recognize that our greatest opportunity for positive environmental impact comes through our products. We believe our products meet some of the strictest environmental standards in the industry. Juniper has an environmental program, based on our new product introduction process that supports a circular economy model for environmental sustainability and focuses on energy efficiency, materials innovation, and recyclability. We continue to innovate and look at new technology and processes that can minimize resource impacts and improve efficiencies over a product’s life cycle, from the materials we use and a product’s energy footprint, to packaging and end-of-life.
Our Communities
As a global company whose operations extend into both developed and developing economies throughout the world, Juniper recognizes its responsibility and its immense opportunity to support the regions and communities in which we operate. In recognition of this, we founded the Juniper Networks Foundation over 19 years ago. Since its founding, the Juniper Networks Foundation has granted over $18 million to nonprofit organizations around the world, including over $5.7 million of employee matching funds. In particular, the Juniper Networks Foundation supports disaster relief, as well as nonprofit organizations that focus on K-12 science, technology, engineering, and mathematics (STEM) education, targeted especially at girls as well as underprivileged and underrepresented minority students.
In addition, Juniper has a longstanding relationship with Orohalli, a cluster of villages 30 kilometers away from our Bangalore, India campus. Since 2015, together with local non-governmental organizations, Juniper is addressing inequality in our local communities by focusing on four developmental priorities in Orohalli: (1) education, (2) healthcare, (3) creating occupational opportunities, and (4) ultimately using network connectivity to tie these things together.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   15

Stockholder Engagement
The perspectives, insights and feedback of our stockholders are important to our Board and management, which is why we proactively engage on a regular basis with a significant portion of our stockholders that include our top institutional investors throughout the year. The goal of our stockholder engagement program is to foster strong stockholder relationships leading to mutual understanding of issues and approaches, ultimately giving Juniper insight into stockholder support as it designs and implements strategies for long-term growth. We recognize that stockholders are the owners of the Company and we remain committed to a stockholder engagement program that is truly a dialogue.

Hold post-annual meeting investor meetings and report to the Board and Nominating and Corporate Governance Committee
Incorporate input from investors meetings into annual meeting planning and enhance governance practices and disclosures when warranted
Conduct pre-annual meeting investor meetings to answer questions and obtain investor feedback on proxy matters
Review annual meeting results, determine any next step actions, and prioritize post-annual meeting investor engagement focus areas
FALL
WINTER
SPRING
SUMMER
OUR INVESTOR ENGAGEMENT PROGRAM
Annual Shareholders Meeting

Throughout 2020, senior members of our management team met with a significant number of our stockholders to discuss matters that are top of mind for our stockholders, such as our strategic direction, financial and operating performance, capital allocation, executive compensation,corporate social responsibility programs, human capital management, and corporate governance practices, including director refreshment and risk oversight. Despite the ongoing COVID-19 pandemic, in 2020 we continued to proactively seek meetings with our stockholders, which resulted in Juniper meeting with stockholders who in the aggregate hold approximately 26% of our shares outstanding.
Our engagement efforts have provided valuable feedback that help to inform our decisions and our corporate practices and the Board considers feedback from these conversations during its deliberations. For example, as a result of our collaboration, in 2020:
•
We published our Corporate Citizenship and Sustainability Report in alignment with the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI) standards. Through our annual climate change and water reporting with Carbon Disclosure Project, our environmental disclosures are aligned with the Task force for Climate-related Financial Disclosure (TCFD).

•
We published our third annual diversity update. At Juniper Networks, we are committed to innovation and representing diversity in a myriad of ways — including race, ethnicity, gender, age, background, perspectives, tenure, work style, and sexual orientation. We fundamentally believe that diversity is a competitive asset that we want to amplify because we believe our differences will drive our success.

•
We have continued to focus on our equity grant practices to balance the impact on stockholder dilution while still being able to grant equity awards to our employees at levels within competitive market ranges and reasonably necessary to attract, retain and motivate talent.

We view our stockholder outreach program as an important aspect of maintaining an open, candid and continuous dialogue with our stockholders on relevant issues, including our business and long-term strategy, corporate governance and risk management practices, board refreshment, corporate social responsibility initiatives (including environmental,

 Corporate Governance Principles and Board Matters

social and governance matters), our executive compensation program and other matters of stockholder interest. We anticipate continuing our stockholder engagement efforts to help further our understanding of their perspectives and to incorporate their feedback, as appropriate. While we benefit from an ongoing dialogue with many of our stockholders, we recognize that we have not communicated directly with all of our stockholders. If you would like to engage with us, please send correspondence to Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, California 94089 or email Investor-Relations@juniper.net.

Communications with the Board
The Nominating and Corporate Governance Committee of the Board has approved a process by which stockholders or other interested parties may communicate with the Board or individual members of the Board. Stockholders of Juniper Networks and other parties interested in communicating with the Board or any member of our Board may write to them c/o Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089. Under the process approved by the Nominating and Corporate Governance Committee, the General Counsel receives and logs communications directed to the Board or any member of the Board, and, unless marked “confidential,” reviews all such correspondence and regularly (not less than quarterly) delivers to the Board, the Lead Independent Director, Chair of the Board or the independent directors of the Board, as applicable, copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be delivered unopened to the addressee(s).
Compliance Reporting
Juniper Networks has adopted procedures for raising concerns related to accounting and auditing matters in compliance with the listing standards of the NYSE. The Company has established a Corporate Compliance Committee which is comprised of the Company’s Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Human Resources Officer, Chief Customer Officer, Chief Accounting Officer and the Head of Internal Audit. Concerns relating to accounting, legal, internal controls or auditing matters may be brought to the attention of either the Corporate Compliance Committee, its members individually, the Audit Committee directly, or an anonymous reporting channel maintained by the Company. Concerns are handled in accordance with procedures established with respect to such matters under our Reporting Ethics Concerns Policy. For information on how to contact the Audit Committee directly, please see the immediately preceding section of this proxy statement entitled “Communications with the Board”.

Board Meetings and Attendance
During 2020, the Board held 8 meetings. Each director who was on the Board that year attended at least 75% of all Board and applicable committee meetings. As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting in person. All ten of our current directors attended the 2020 annual meeting of stockholders.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   17

Director Compensation
Non-Employee Director Compensation Highlights
•
Annual review and assessment of director compensation by the Compensation Committee and its independent compensation consultant.

•
Emphasis on equity in the overall compensation mix to support stockholder alignment.

•
Annual restricted stock unit (“RSU”) grants under a fixed stockholder approved annual grant formula.

•
Stockholder approved limit on cash and equity compensation to non-employee directors.

•
Robust stock ownership guideline set at five times the annual cash retainer to support stockholder alignment.

•
Fees for committee service based on workload.

•
No performance-based compensation or perquisites

Non-Employee Director Retainer and Meeting Fee Information
Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee directors and to align their interests with the long-term interests of our stockholders. We compensate non-employee directors for their service on the Board through a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement and with peer company practices. In setting director compensation, we consider the significant amount of time our directors will expend in fulfilling their duties as well as the skill level required for members of our Board. Directors who also serve as employees of the Company do not receive additional compensation for services as directors.
The Compensation Committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to non-employee directors for Board, committee and committee chair services. Under the Compensation Committee’s charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of director compensation.
Each year, the Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors and recommends changes, if any, to the Board. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of directors generally, as well as committee chairs, and the forms of compensation paid to directors by peer companies, and considers advice from its independent compensation consultant who provides analysis on non-employee director compensation regulatory developments, market trends and data from companies in our executive compensation peer group. The Board reviews the recommendations of the Compensation Committee and determines the form and amount of director compensation. The analysis provided by the Compensation Committee’s independent compensation consultant regarding our 2020 director compensation program showed that average pay per director was positioned near the median relative to our peer group. The Compensation Committee did not recommend any changes to the Company’s program based on its 2020 director compensation review with the result that the program remained the same year over year.
Limits on Director Compensation: Our non-employee directors currently receive compensation in the form of RSU grants and cash fees. Our 2015 Equity Incentive Plan provides for (i) an annual fixed dollar value of RSUs in an amount equal to $245,000 (based on the average daily closing price of the Company’s common stock over the six month period ending on the last day of the fiscal year preceding the date of grant) to be granted to non-employee directors and (ii) a limit of  $1,000,000 on the total amount of annual equity compensation and cash fees that may be awarded to any non-employee director in a single fiscal year to provide for sufficient flexibility to adjust non-employee director

 Director Compensation

compensation in the future if such changes are necessary to remain competitive with our peers or align to any material changes in director roles or time commitments.
The following table provides information on Juniper Networks’ compensation and reimbursement practices for non-employee directors during the fiscal year ended December 31, 2020 (“fiscal 2020”):

Annual retainer for all non-employee directors (payable quarterly)	$60,000
Additional annual retainer for Audit Committee members (payable quarterly)	$20,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$15,000
Additional annual retainer for Nominating and Corporate Governance Committee members (payable quarterly)	$10,000
Additional annual retainer for Audit Committee Chair (payable quarterly)	$25,000
Additional annual retainer for Compensation Committee Chair (payable quarterly)	$20,000
Additional annual retainer for Nominating and Corporate Governance Committee Chair (payable quarterly)	$10,000
Additional annual retainer for the Chair of the Board (payable quarterly)	$75,000
Additional annual retainer for the Lead Independent Director (payable quarterly)	$30,000
Restricted Stock Units granted annually(1)	$245,000
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year	$1,250

(1)
Non-employee directors receive non-discretionary annual grants of RSUs, to further align their interests with stockholders. Pursuant to the 2015 Plan, on the date of each of the Company’s annual stockholder meetings, each non-employee director who is elected at (or whose term continues after) such meeting will automatically be granted RSUs for a number of shares equal to the Annual Value (as defined below), rounded down to the nearest whole share. For the grants made in 2020, the “Annual Value” was the number of RSUs equal to $245,000 divided by the average daily closing price of the Company’s common stock over the six-month period ending on the last day of the fiscal year preceding the date of grant.

Director Compensation Table for Fiscal 2020
The following table shows compensation information for our non-employee directors for fiscal 2020. Mr. Rahim, our Chief Executive Officer, did not receive any compensation for serving as a director. Compensation information for Mr. Rahim is included in the “Summary Compensation Table” set forth in this proxy statement.

Director Compensation for Fiscal 2020
Name(1)	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Gary Daichendt	$125,000	$218,147	$—	$343,147
Anne DelSanto	$70,000	$218,147	$—	$288,147
Kevin DeNuccio	$75,000	$218,147	$—	$293,147
James Dolce	$75,000	$218,147	$—	$293,147
Christine Gorjanc	$80,000	$218,147	$—	$298,147
Janet Haugen	$105,000	$218,147	$—	$323,147
Scott Kriens	$135,000	$218,147	$—	$353,147
Rahul Merchant	$86,250	$218,147	$—	$304,397
William Stensrud	$80,000	$218,147	$—	$298,147

(1)
As of December 31, 2020, each of our non-employee directors listed in the table above held 9,862 RSUs. Amounts shown do not reflect compensation actually received by the director, and there can be no assurance that these amounts will ever be realized by the non-employee directors. Instead, the amount shown is the grant date fair value of the RSU awards granted in fiscal 2020 computed in accordance with ASC Topic 718 — Compensation — Stock Compensation (“ASC Topic 718”), disregarding forfeiture assumptions.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   19

Proposals to be Voted On
Proposal No. 1
Election of Directors
There are ten nominees for election as directors at this year’s annual meeting — Gary Daichendt, Anne DelSanto, Kevin DeNuccio, James Dolce, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim and William Stensrud. A discussion of the primary experience, qualifications, attributes and skills of each director nominee that led our Board and Nominating and Corporate Governance Committee to the conclusion that he or she should serve or continue to serve as a director is included in each of the director biographies. Each director nominee will be elected to serve for a term expiring at the Company’s annual meeting of stockholders in 2022 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. There are no family relationships among any of our executive officers and directors.
If you sign your proxy card but do not give instructions with respect to the election of directors, your shares will be voted for the ten director nominees recommended by the Board. If you hold your shares in street name and do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Recommendation
Our Board recommends a vote “FOR” the election to the Board of: Gary Daichendt, Anne DelSanto, Kevin DeNuccio, James Dolce, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim and William Stensrud.
Vote Required
Provided a quorum is present, directors will be elected by a majority of the votes cast with respect to the director nominee at the annual meeting (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee).

 Proposals to be Voted On

The names of our directors and director nominees and their ages, positions, qualifications and experience as of the date this proxy statement was filed with the SEC are set forth below.
GARY DAICHENDT Lead Independent Director since 2014 Age 69	ANNE DELSANTO Director since 2019 Age 57
COMMITTEES Compensation (Chair)	COMMITTEES Nominating and Corporate Governance
Other Current Public Company Boards: None	Other Current Public Company Boards: New Relic, Inc.; Advanced Energy Industries, Inc.

CURRENT AND PAST POSITIONS
Mr. Daichendt has been principally occupied as a private investor since June 2005 and has been a managing member of Theory R Properties LLC, a commercial real estate firm, since October 2002. Mr. Daichendt served as President and Chief Operating Officer of Nortel Networks Corporation, a supplier of communication equipment, from March 2005 to June 2005. Prior to joining Nortel Networks, Mr. Daichendt served in a number of senior executive positions at Cisco Systems, Inc., a manufacturer of communications and information technology networking products, for six years, including as Executive Vice President, Worldwide Operations from August 1998 to December 2000, and as Senior Vice President, Worldwide Operations from September 1996 to August 1998. Mr. Daichendt previously served as a director of NCR Corporation from April 2006 to April 2018, ShoreTel, Inc. from April 2007 to February 2015, Emulex Corporation from February 2014 to May 2015 and Polycom, Inc. from August 2015 to September 2016.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, and management expertise gained from serving in sales, marketing, channel management and operations, including as an officer of companies in the networking industry

•
Public company governance experience as a member of the board of directors and board committees of other public technology companies

CURRENT AND PAST POSITIONS
Ms. DelSanto has principally served as a limited partner at Operator Collective, a consulting company, since December 2019. Ms. DelSanto is also serving as a limited partner at Stage 2 Capital, a consulting company, since March 2019. From February 2018 to April 2019, she served as Executive Vice President and General Manager, Platform at Salesforce.com, Inc. (“Salesforce”), a customer relationship management company. Prior to her current role, she served in various executive-level roles at Salesforce since October 2012, including as the Executive Vice President, Americas Solution Engineering & Cloud Sales from February 2016 to February 2018; Executive Vice President, Global Solution Engineering and Cloud Specialist Sales from February 2015 to February 2016; and Senior Vice President, Global Solutions Engineering from October 2012 to February 2015. Prior to joining Salesforce, Ms. DelSanto also served in various roles of increasing responsibility in pre-sales from 1999 to 2012 at Oracle Corporation (“Oracle”), an information technology and services company, including most recently as Group Vice President, Sales Engineering from February 2012 to September 2012; and Vice President of Sales Engineering from 2007 to February 2012. She began her career in 1985 as an account systems engineer at IBM, an information technology and services company. Ms. DelSanto began her service on the board of directors of New Relic, Inc. in August 2020 and her service on the board of directors of Advanced Energy Industries, Inc. in October 2020.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, and management expertise gained from serving as a senior sales executive at several technology companies

•
Broad industry knowledge, background and expertise with cloud-businesses, software-as-a-service business models, and the requirements of Enterprise customers gained through her experience as a senior leader in companies that leverage the cloud for their business model’s success

•
Public company governance experience as a member of the board of directors of other public technology companies

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   21

KEVIN DENUCCIO Director since 2014 Age 61	JAMES DOLCE Director since 2015 Age 58
COMMITTEES Compensation	COMMITTEES Compensation
Other Current Public Company Boards: Calix, Inc.; Marathon Patent Group, Inc.	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. DeNuccio most recently served as Executive Chairman of SevOne, Inc., a digital infrastructure management software company, from May 2017 to November 2019. He served as President and Chief Executive Officer of Violin Memory, a flash-based storage array solutions company, from February 2014 to April 2017. In December 2016, Violin Memory filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining Violin Memory, Mr. DeNuccio served as a co-founder of Wild West Capital, LLC, a venture and technology consulting firm he co-founded in July 2012. Prior to that, Mr. DeNuccio served as Chief Executive Officer of Metaswitch Networks, a provider of carrier systems and software solutions that enable communication networks to migrate to open, packet-based architectures, from February 2010 to July 2012. Mr. DeNuccio was President and Chief Executive Officer of Redback Networks Inc., a provider of advanced communications networking equipment, from August 2001 to January 2008, during which time it was acquired by Telefonaktiebolaget LM Ericsson (“Ericsson”) in January 2007 and operated as a wholly-owned subsidiary of Ericsson. Mr. DeNuccio held various positions at Cisco from 1995 to 2001, including Senior Vice President of Worldwide Service Provider Operations. Previously, Mr. DeNuccio was the founder, President and Chief Executive Officer of Bell Atlantic Network Integration Inc., a wholly-owned subsidiary of Bell Atlantic (now Verizon Communications). Mr. DeNuccio has served on the board of directors of Calix, Inc. since September 2012, and on the board of directors of Marathon Patent Group, Inc., beginning in January 2021. Mr. DeNuccio previously served as a director of Sandisk Corporation from August 2009 to February 2014, Metaswitch Networks from December 2008 to February 2014 and Violin Memory from February 2014 to April 2017.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a senior executive at companies in the technology and networking industries, including as chief executive officer of networking companies

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

CURRENT AND PAST POSITIONS
Mr. Dolce has served as the Chief Executive Officer and a director at Lookout, Inc., a mobile security company, since March 2014. Prior to joining Lookout, Mr. Dolce was the Vice President of carrier market development at Akamai Technologies, Inc., a content delivery network and cloud services provider, from December 2012 until February 2014, and prior to that, he was the Founder and Chief Executive Officer at Verivue, Inc.("Verivue"), a provider of digital content delivery solutions, which was acquired by Akamai, from 2006 until December 2012. Prior to Verivue, Mr. Dolce served as Executive Vice President of worldwide field operations at Juniper Networks from 2002 to 2006, where he led Juniper Networks’ global sales, marketing and customer service efforts. Mr. Dolce joined Juniper Networks through its acquisition of Unisphere Networks, Inc., where he served as Chief Executive Officer from 1999 to 2002. Mr. Dolce served on the board of directors of Infinera Corporation from May 2014 until January 2016.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, and operational and technological expertise gained through experience as a senior executive at companies in the technology and networking industries, including as chief executive officer of technology companies

•
In-depth knowledge of Juniper Networks’ customers and industry due to his prior executive experience at Juniper Networks

•
Public company governance experience as a member of the boards of directors and board committees of other public technology companies

•
Expertise in cybersecurity

 Proposals to be Voted On

CHRISTINE GORJANC Director since 2019 Age 64	JANET HAUGEN Director since 2019 Age 62
COMMITTEES Audit	COMMITTEES Audit (Chair)
Other Current Public Company Boards: Invitae Corporation	Other Current Public Company Boards: Paycom Corporation; Bentley Systems, Incorporated

CURRENT AND PAST POSITIONS
Ms. Gorjanc served as the Chief Financial Officer for Arlo Technologies, Inc. (“Arlo”), an intelligent cloud infrastructure and mobile app platform company, from August 2018 to June 2020. Prior to her role with Arlo, she served as the Chief Financial Officer of NETGEAR, Inc., a provider of networking products and services, since January 2008, where she previously served as Chief Accounting Officer from December 2006 to January 2008 and Vice President, Finance from November 2005 to December 2006. Prior to joining NETGEAR, Inc., Ms. Gorjanc served in a number of roles including as the Vice President, Controller, Treasurer, and Assistant Secretary of Aspect Communications Corporation, a provider of workforce and customer management solutions, from September 1996 through November 2005. Ms. Gorjanc served as the Manager of Tax for Tandem Computers, Inc., a provider of fault-tolerant computer systems, from October 1988 through September 1996. Prior to 1996, Ms. Gorjanc served in management positions at Xidex Corporation, a manufacturer of storage devices, and spent eight years in public accounting. Ms. Gorjanc has served on the board of directors and as the Chair of the audit committee of Invitae Corporation since November 2015.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management and financial expertise gained through service as a chief financial officer as well as broad industry knowledge gained as a senior executive of rapidly-growing international technology companies operating in the intelligent cloud, networking products and services industries

•
Public company governance experience as a member of the board of directors and audit committee of other public technology companies

•
Expertise in cybersecurity

•
Audit Committee Financial Expert

CURRENT AND PAST POSITIONS
Ms. Haugen served as the Senior Vice President and Chief Financial Officer of Unisys Corporation (“Unisys”), a global information technology company, from April 2000 to November 2016. She also held positions as Vice President, Controller and Acting Chief Financial Officer of Unisys between April 1996 and April 2000. Prior to joining Unisys, she was an audit partner at Ernst & Young (“EY”) from 1993 to 1996, after serving in positions of increasing responsibility at EY from1980 to 1993. Ms. Haugen currently serves on the board of directors, audit committee chair and a member of the compensation committee of Paycom Software, Inc., a provider of comprehensive, cloud-based human capital management software, a position she has held since February 2018, as well as the board of directors and a member of the compensation committee and the audit committee of Bentley Systems, Incorporated since September 2020. She also served on the board of directors and as the Chair of the audit committee of SunGard Data Systems Inc. from 2002 to 2005.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management and financial expertise gained through service as a chief financial officer as well as broad industry knowledge gained as a senior executive of a global technology company and as an audit partner with a public accounting firm

•
Public company governance experience as a member of the boards of directors, compensation committee, and audit committee of other public technology companies

•
Audit Committee Financial Expert

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   23

SCOTT KRIENS Director since 1996 Age 63	RAHUL MERCHANT Director since 2015 Age 64
Chairman of the Board	COMMITTEES Audit
Other Current Public Company Boards: None	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996, Chief Executive Officer of Juniper Networks from October 1996 to September 2008 and an employee of Juniper Networks through April 2011. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens also served on the board of directors of Equinix, Inc. from July 2000 to June 2020.
SPECIFIC QUALIFICATIONS,
ATTRIBUTES, SKILLS AND EXPERIENCE
•
Extensive understanding of the networking industry in general with a highly informed perspective on our business due to Mr. Kriens’ service as the former Chief Executive Officer of Juniper Networks

•
Insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view, due to Mr. Kriens’ experience with the Company from its early stages

•
Deep understanding of the operation of other boards of directors gained through his experience serving on the board of directors and board committees of other public technology companies contributes to his role as Chairman

CURRENT AND PAST POSITIONS
Mr. Merchant has served as Senior Executive Vice President and Head of Client Services & Technology of TIAA-CREF, a leading financial services provider, since March 2017. Previously, Mr. Merchant served as Senior Executive Vice President and Chief Information Officer of TIAA-CREF from January 2017 to March 2017 and as Executive Vice President and Chief Information Officer of TIAA-CREF from April 2015 to January 2017. Prior to joining TIAA-CREF, he was the Chief Information and Innovation Officer for the City of New York from April 2012 to February 2014. From 2009 to April 2012, Mr. Merchant was a partner at Exigen Capital, a private equity firm based in New York City. From 2006 until 2008, Mr. Merchant was Executive Vice President, Chief Information Officer and member of the Executive Committee at Fannie Mae. He also served as Senior Vice President, Chief Information Officer and Chief Technology Officer at Merrill Lynch & Co. from 2000 to 2006. Mr. Merchant has also held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant previously was a member of the board of directors of Emulex Corporation, Level 3 Communications, Inc., Sun Microsystems, Inc, and Fair Isaac Corporation.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Senior leadership, executive experience, management, operational and technological expertise, as well as a detailed knowledge of Juniper Networks’ customers and industry gained through experience as a senior technology executive at many companies in the financial industry and in the public sector

•
Insight and experience related to information technology, cybersecurity best practices and the relationship between information security programs and broader business goals and objectives due to his role as a Chief Information Officer

•
Public company governance experience based on his prior service on the board of directors and board committees of other public technology companies

•
Expertise in cybersecurity

•
Audit Committee Financial Expert

 Proposals to be Voted On

RAMI RAHIM Director since 2014 Age 50	WILLIAM STENSRUD Director since 1996 Age 70
COMMITTEES Nominating and Corporate Governance (Chair)
Other Current Public Company Boards: None	Other Current Public Company Boards: None

CURRENT AND PAST POSITIONS
Mr. Rahim joined Juniper Networks in January 1997 and was appointed as Chief Executive Officer of the Company in November 2014. Previously, Mr. Rahim served as Executive Vice President and General Manager, Juniper Development and Innovation, responsible for driving innovation across the Company through the oversight of all research and development programs, strategy, development, and business growth across the portfolio of routing, switching, and security. He has also overseen the ongoing evolution of silicon technology and the Junos operating system. In addition, Mr. Rahim has served at Juniper Networks in a number of roles, including Executive Vice President, Platform Systems Division, Senior Vice President and General Manager, Edge and Aggregation Business Unit, and Vice President, Product Management for the Edge and Aggregation Business Unit. Prior to that, Mr. Rahim spent the majority of his time at the Company in the development organization where he helped with the architecture, design and implementation of many Juniper Networks’ core, edge, and carrier Ethernet products.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
Extensive knowledge and understanding of the Company and its industry due to Mr. Rahim’s day-to-day involvement in the Company’s business as Chief Executive Officer

•
Insight and information related to the Company’s strategy, financial condition, operations, competitive position and business

•
In-depth industry and business experience in building and operating complex networks and a detailed knowledge of Juniper Networks’ customers and industry gained through his prior experience in a number of management and senior executive roles at Juniper Networks

•
Insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view due to his experience with Juniper Networks from its early stages

•
Expertise in cybersecurity

CURRENT AND PAST POSITIONS
Mr. Stensrud has served as a Partner of the SwitchCase Group, a consulting company, the Chairman of InstantEncore.com, a provider of web and mobile technology to the performing arts, and Chairman and Principal at Interactive Fitness Holdings, a designer and manufacturer of virtual stationary bicycles. From January 2007 to March 2007, he served as Chairman and Chief Executive Officer of Muze, Inc., a provider of business-to-business digital commerce solutions and descriptive entertainment media information. Mr. Stensrud was a general partner with the venture capital firm of Enterprise Partners from January 1997 to December 2006. Mr. Stensrud was an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, Paradyne Partners LLP and GlobeSpan Corporation, Inc. (acquired by Conexant, Inc.), all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, which he co-founded.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
•
In-depth experience in venture capital and in the management of a wide variety of technology companies due to exposure to a broad range of issues affecting businesses, including a number of businesses in the technology and data networking industries, including service as a chief executive officer of networking companies

•
Management experience with knowledge and perspective on the Company’s daily operating challenges gained from experience as an operating executive in the telecommunications and data networking industries

•
Strategic analytical skills gained by focusing on improving various aspects of businesses, including operations, strategies, and financial performance

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   25

Proposal No. 2
Ratification of Appointment of Independent Registered
Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Ernst and Young LLP has served as our independent registered public accounting firm since 1996, and Ernst & Young LLP’s current lead audit partner was selected in 2018.
The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit Committee believes it is important for our independent registered public accounting firm to maintain independence and objectivity. The Audit Committee annually reviews Ernst & Young LLP’s qualifications, performance, independence and fees in making its decision to engage Ernst & Young LLP and discusses the overall scope and plans for the annual audit with Ernst & Young LLP. The focus of this review process is to select and retain the most qualified firm to perform the annual audit. During the review and selection process, the Audit Committee considers a number of factors including:
•
Recent and historical audit performance, including the results of a management survey concerning Ernst & Young’s service;

•
The relevant experience, expertise and capabilities of Ernst & Young LLP and the audit engagement team in relation to the nature and complexity of our business;

•
A review of the firm’s independence and internal quality controls;

•
Any legal or regulatory proceedings that raise concerns about Ernst & Young LLP’s qualifications or ability to continue to serve as our independent auditor, including reports, findings and recommendations of the Public Accounting Oversight Board;

•
The appropriateness of Ernst & Young LLP’s fees for audit and non-audit services; and

•
The length of time that Ernst & Young LLP has served as our independent auditor, the benefits of maintaining a long-term relationship and controls and policies for ensuring that Ernst & Young LLP remains independent.

In accordance with SEC rules and company policies, our lead audit partner is limited to a maximum of 5 years of service in that capacity. In order to select the lead engagement partner, management meets with each candidate for the role and then reviews and discusses the candidates. Based on recommendations from management and the chair, the full committee reviews and approves the lead engagement partner. Based on our review, the members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.
During fiscal 2020, Ernst & Young LLP provided certain tax and audit related services. See the “Principal Accountant Fees and Services” section of this proxy statement. Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2020 and 2019.
Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, the Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

Recommendation
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2021.
If you sign your proxy card but do not give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. Even if you do not give voting instructions to your broker, your broker may vote your shares on this matter.
Vote Required
Provided a quorum is present, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.
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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   27

Principal Accountant Fees and Services
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to serve as Juniper Networks’ auditors for the fiscal year ending December 31, 2021.
Fees Incurred by Juniper Networks for Ernst & Young LLP
Fees for professional services billed or to be billed by the Company’s independent registered public accounting firm in each of the last two years were approximately:
	2020	2019
Audit Fees	$5,947,472	$5,951,882
Audit-Related Fees	$545,000	$622,000
Tax Fees	$436,474	$752,192
All Other Fees	$0	$0
Total	$6,928,946	$7,326,074
Audit fees include professional services fees in connection with the audit of the Company’s annual financial statements, the review of its quarterly financial statements, and the issuance of a comfort letter and consents, and audit services provided in connection with other statutory or regulatory filings.
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax fees are for professional services rendered for tax compliance, tax advice or tax planning.
All other fees,which include fees for products and services other than those described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” for the years ended December 31, 2019 and December 31, 2020, were zero.
Audit Committee’s Pre-Approval Policy and Procedures
Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee’s charter gives the Audit Committee the power to delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit services. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2020 and 2019.

Report of the Audit Committee of the Board of Directors
The following Audit Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee is composed entirely of non-management directors. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Audit Committee operates under a written charter, which contains a description of the scope of the Audit Committee’s responsibilities and how they will be carried out, which may be found on the Company’s website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including establishing and maintaining adequate internal control over the Company’s financial reporting. The independent registered public accounting firm of Ernst & Young LLP, or E&Y, reports to the Audit Committee, and E&Y is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards in the United States. The Audit Committee discussed the overall scope and plans for the annual audit with E&Y.
The Audit Committee meets regularly with E&Y, with and without management present, to discuss the results of E&Y’s examinations, evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 8 meetings during fiscal 2020.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2020 with the Company’s management.

2.
The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2020 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Janet Haugen (Chair)
Christine Gorjanc
Rahul Merchant

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   29

Proposal No. 3
Non-Binding Advisory Vote on Executive Compensation
This proposal, commonly known as a “Say-on-Pay” proposal, provides our stockholders with the opportunity to cast a vote, on an advisory basis, on the compensation of the executive officers named in the “Summary Compensation Table” below, who we refer to as our “named executive officers” or “NEOs,” pursuant to Section 14A of the Exchange Act. For more detail on the compensation of our NEOs, please see the section entitled “Executive Compensation,” including the “Compensation Discussion and Analysis” and the compensation tables included in this proxy statement.
The Company’s current policy is to hold a Say-on-Pay vote each year, and we expect to hold another advisory vote with respect to executive compensation at the 2022 annual meeting of stockholders.
As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, we design our executive compensation program to implement our core objectives of  (i) providing competitive pay, (ii) paying for performance, and (iii) aligning management’s interests with the interests of our long-term stockholders. We believe that compensation in 2020 for our Chief Executive Officer and our other NEOs is well aligned with the Company’s performance and the interests of our stockholders and reflects our objective to link pay with performance for our NEOs.
Recommendation
Our Board believes that the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote “FOR” the following resolution:
“RESOLVED, that Juniper Networks, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of this proxy statement.”
If you sign your proxy card but do not give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, the advisory approval of our executive compensation requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted at the annual meeting.
As this is an advisory vote, the result will not be binding; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.

Executive Compensation
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis provides an overview of  (1) our executive compensation policies, framework and philosophy, and (2) the compensation decisions the Compensation Committee has made under such policies, framework and philosophy for the named executive officers (“NEOs”) of the Company, who are listed below.
Named Executive Officers
Rami Rahim	Chief Executive Officer (“CEO”)
Anand Athreya	Executive Vice President, Chief Development Officer
Kenneth Miller	Executive Vice President, Chief Financial Officer
Manoj Leelanivas	Executive Vice President, Chief Product Officer
Brian Martin	Senior Vice President, General Counsel
We refer to the Compensation Committee in this “Compensation Discussion and Analysis” section of the proxy statement as the “Committee.”
Our Compensation Discussion and Analysis is organized into four sections.
•
Section 1 — Executive Summary

•
Section 2 — Setting Executive Compensation

•
Section 3 — Elements of Executive Compensation

•
Section 4 — Other Compensation Policies and Information

Section 1 — Executive Summary
Juniper Networks Overview and 2020 Performance
2020 was an unprecedented year, and presented challenges that none of us could have predicted at the start of the year. The global COVID-19 pandemic materially impacted our supply chain, the way we work and collaborate, and how we engage with our customers around the world. These challenges resulted in extended lead-times to our customers, increased logistics costs, and impacted the volume of products we were able to deliver, which negatively impacted our ability to recognize revenue and our gross margins. Despite these challenges, 2020 also proved to be a year of opportunity for Juniper. In 2020, despite the on-going COVID-19 pandemic, we grew our enterprise business for a fourth consecutive year, we grew our cloud business for a second consecutive year, and we stabilized our service provider business. In addition, we entered 2021 with the highest customer satisfaction scores we have seen in a number of years. These results were made possible by the efforts of our employees who executed exceptionally well in the face of adversity. We have built a valuable and resilient team over the years, and we remain focused on providing them with the resources that they need to meet the needs of our customers and deliver new innovations to the markets we serve, despite challenges introduced by the COVID-19 pandemic.
In 2020, even as the vast majority of our workforce transitioned to a work-from-home model, we successfully executed upon a number of strategic acquisitions. In 2020, we acquired 128 Technology and Netrounds, and announced our intent to acquire Apstra, which was acquired in January 2021. Our acquisition of 128 Technology represents the next evolution of our AI-driven enterprise vision. Further, we believe our acquisition of Netrounds will enable service and cloud providers to rapidly deliver software-defined network services with guaranteed end-to-end service quality and that our acquisition of Apstra will expand upon our data center networking portfolio to advance our vision to transform data center operations. We are encouraged by the customer interest in each of these transactions, and we believe these businesses will positively impact our performance in the upcoming year.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   31

We firmly believe we are taking market share and that the deliberate actions we have taken, along with some of the investments we have made, should position us to not only capitalize on the big market opportunities, such as 400G and 5G, that are likely to unfold over the next few years, but also to see broader market success that decreases our sensitivity to macro trends. We believe our plans will enable us to emerge from the pandemic stronger than we entered and deliver sustainable top and bottom-line growth over the next several years, even if end market conditions remain challenged.
The following tables highlight certain year-over-year key financial results.
Certain Key Financial Results: 2020 vs. 2019
Results (in millions, except per share amounts and percentages)	Fiscal 2019	Fiscal 2020	Year-over-Year % Change
Revenue	$4,445.4	$4,445.1	0.0%
Cash Flow from Operations	$528.9	$612.0	15.7%
Per Share Stock Price at Fiscal Year End	$24.63	$22.51	-8.6%
Dividends per Share	$0.76	$0.80	5.3%
Stock Buyback	$550.0	$375.0	-31.8%
Impact of COVID-19 on Executive Compensation Decisions
During the first quarter of 2020, consistent with prior years, the Board approved the Company’s 2020 financial plan, which the Committee utilized in connection with its establishment of compensation-related performance goals. As described above under “Corporate Citizenship and Sustainability”, by March 2020, the COVID-19 pandemic and associated lockdowns resulted in significant uncertainty and adverse global business. As a result, in the second quarter of 2020, the Board prudently implemented a revised 2020 financial plan for the Company that, among other things, adjusted our revenue and non-GAAP earnings per share (“EPS”) goals for the Company. In developing the revised plan, the Company’s senior leadership team reviewed with the Board various scenarios to assess the range of possible financial outcomes for the Company for 2020. The final plan that was adopted by the Board was intended to reflect the anticipated impact of COVID-19 on the economy, our customer base, and our logistics and supply chain, which was expected to continue to be negatively impacted by constrained manufacturing capacity as well as component parts shortage for the duration of 2020, while at the same time driving us towards maintaining our financial strength and developing a solid foundation for the Company to execute against its long-term strategy. The revised 2020 financial plan also took into account our significant efforts to improve financial flexibility by lowering fixed and short-term expenses, which included substantially reducing budgets for annual salary increase for the employee population. Consistent with our pay for performance philosophy, and as described in more detail below, in determining the amounts earned by our NEOs under our Executive Annual Incentive Plan for 2020 and the portion of their PSAs based on 2020 performance, the Committee applied the revenue and EPS targets from the Company’s revised financial plan for 2020 so that the final performance-related payout for 2020 for our NEOs would continue to align to the financial plan ultimately utilized by the Company in 2020. In addition, to demonstrate leadership and alignment with our other employees, the NEOs volunteered to forego, and the Committee approved a rescission to, previously approved salary increases for the NEOs.
2020 Pay Outcomes
Our fiscal year financial results and stock price performance resulted in executive compensation program outcomes, which align with our pay-for-performance philosophy:
•
The Executive Annual Incentive Plan (“AIP”) paid out at less than target. For 2020, our AIP had a 93% payout for our NEOs, a portion of which was delivered in Bonus PSUs (as described in greater detail below), which we believe better aligns stockholder interests directly to executive compensation outcomes.

•
Similarly, the 2020 tranche for our three-year financial performance share awards (“Financial PSAs”) “banked” at an amount less than target. For 2020, our PSAs “banked” at 89%.

•
Based on performance during the three-year period covering fiscal years 2018, 2019 and 2020, our 2018 Financial PSAs were earned and settled at approximately 56% of target.

 Executive Compensation

•
The relative total shareholder return performance share awards (“RTSR PSAs”) granted in 2018 did not vest and were forfeited unearned.

•
Based on stock price performance in 2020, no price-vested RSUs, which were issued in prior years, vested in 2020, and the price-vested RSUs granted in 2016 were forfeited unearned.

CEO Compensation for 2018-2020
Consistent with the Committee’s “pay-for-performance” philosophy, the majority of our CEO’s target pay is at risk. As a result, we believe that the value that will ultimately be realized by our CEO aligns with the Company’s strategic and financial results and stock price performance. We believe that realizable and realized compensation perspectives provide valuable data points to evaluate the alignment between pay-and-performance for our CEO.
Target versus Realizable and Realized Pay: 2018-2020
The above chart illustrates the value of target pay granted to the CEO from fiscal years 2018-2020 compared to both his realizable pay and realized pay over the same time frame.
“Target Pay” reflects (1) the sum of the following components reported in our “Summary Compensation Table” for the applicable year: Salary, Stock Awards, and All Other Compensation, and (2) the target opportunity reflected in our “Grants of Plan-Based Awards” table for the applicable year with respect to Non-Equity Incentive Plan Awards.
“Realizable Pay” is calculated in the same manner as “Target Pay,” except (i) the amounts shown in the Bonus column in our “Summary Compensation Table” for the applicable year are included, (ii) the Non-Equity Incentive Plan Compensation reflects the actual value disclosed for the applicable year in our “Summary Compensation Table,” and (iii) equity incentive vehicles are valued based on the closing price per share of our common stock at each fiscal year end, and further adjusted as follows:
•
PSA awards include only the actual number of  “banked” shares associated with the relevant fiscal year’s performance goal to reflect the achievement of annual performance targets established for the applicable year,

•
PSA awards granted in the applicable year that vest based upon achievement of Juniper’s total shareholder return relative to the S&P 500 Index reflect the target number of shares issuable for such awards, and

•
Bonus PSUs for the applicable year are included only if the performance conditions were achieved.

“Realized Pay” reflects (i) Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation as reported in our “Summary Compensation Table” for the applicable year and (ii) the Value Realized on Vesting as reported in our “Stock Vested” table for the applicable year.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   33

Stockholder Engagement for 2020
The Committee considers the outcome of the annual “Say-on-Pay” advisory vote when making decisions regarding the executive compensation program. At the Company’s 2020 Annual Meeting of Stockholders, approximately 96% of the votes cast on the fiscal year 2020 Say-on-Pay advisory vote were cast in favor of approving the compensation of our NEOs. The Committee viewed the outcome of the Say-on-Pay advisory vote as indicative that a significant majority of the Company’s stockholders view the Committee’s approach to executive compensation favorably.
As described above in the section entitled “Stockholder Engagement” of this proxy statement, our engagement efforts, as well as ongoing conversations between management and stockholders on a variety of matters, reflect our commitment to strong corporate governance and our goal of seeking input directly from our stockholders, which we believe allows us to better understand our stockholders’ perspectives.
As a result of the Committee’s evaluation of the results of the “Say-on-Pay” advisory vote, the feedback received from stockholders and the advice from the Committee’s independent compensation consultant, the Committee determined that significant changes to the design of the Company’s executive compensation and equity programs were not warranted at this time; however, the Committee determined to:
•
Continue Providing PSAs Based Upon Relative Total Shareholder Return. The Committee believes that RTSR PSAs help to strengthen the alignment between our NEOs’ compensation with shareholder interests as payout is predicated on the Company’s long-term performance relative to the S&P 500 Index over a sustained period. Based on the Company’s TSR performance, shares may be earned at the conclusion of the three-year performance period, ensuring that NEOs are incentivized to remain at the Company to develop and execute on long-term strategic goals.

•
Continue Focusing on Prudent Management of the Company’s Equity Burn-Rate. The Company intends to continue focusing on keeping its equity burn-rate in-line with its peer companies. For purposes of determining burn-rate, the Company counts each RSU as one share and each performance share as one share based on the target number of shares issuable under the award. Based in part upon input received from stockholders, for 2020, the Committee approved an equity burn-rate of 2.30% of basic weighted-average common shares outstanding (“CSO”) notwithstanding the sustained decrease in CSO over the last five years as the Company followed through on its shareholder return commitment. In normal circumstances, we believe this commitment helps to mitigate stockholder dilution while still allowing us to be competitive to attract and retain talent.

However, as the year progressed, the Company anticipated the need to modestly increase the equity burn-rate to accomplish certain critical business objectives, including the following:
•
Key Technology and Senior Leadership Hires. Significant equity grants were needed to secure hiring of employees in newer technology areas as specialized skills remained in high demand, as well as in connection with new hire grants provided to senior leaders, such as our new Chief Technology Officer and our Chief Information Officer.

•
M&A Hires. In connection with the Company’s successful execution of a number of acquisitions in 2020, the Company believed it was important to ensure appropriate equity retention was provided to attract and retain the acquired companies’ talent.

•
Mitigating Retention Risk. The Company undertook a comprehensive review of the equity retention it had in place for its employees, and believed that a programmatic retention program was warranted to address key identified gaps. Accordingly, for 2020, the Company instituted a special retention pool to mitigate the risk of departure for a number of employees.

As a result of these critical business needs, the Committee approved a slight increase to the Company’s 2020 burn-rate, which resulted in an equity burn-rate in 2020 of 2.38% of CSO (excluding assumed awards).
For 2021, the Committee renewed its commitment to a burn-rate of 2.30% of CSO.

 Executive Compensation

The following chart shows how we have managed our equity burn rate over the past five years.
Total Shares Granted (Burn Rate): 2016-2020(1)
(1)
Shares granted, as well as burn-rate, counts each RSU as one share and counts each performance share as one share based on the target number of shares issuable under the award. Shares granted and burn-rate relate to equity awards granted from Juniper’s equity incentive plans and do not include assumed awards.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   35

Strong Executive Compensation Practices
The Committee takes seriously its duty to maintain a comprehensive governance framework that is aligned with market leading practice and standards. Therefore, the Committee has adopted a strong corporate governance framework for executive compensation that includes the components described below.
What We Do
Pay-for-performance	A significant percentage of target direct compensation is performance-based and aligned with the Company’s financial performance and stockholder return. Our annual and long-term plans provide a balance of incentives and include different measures of performance.
Annual “Say-on-Pay” advisory vote and Stockholder Outreach	We conduct an annual “Say-on-Pay” advisory vote and we maintain an active stockholder engagement program to foster strong relationships with our stockholders.
Stock ownership guidelines	We have established stock ownership guidelines for members of our Board and NEOs to align the interests of our leadership with those of our stockholders.
“Claw-back” policy	We adopted a “claw-back” policy under which all of our executive officers are required, in certain instances, to repay overpayments of incentive compensation awards.
“Double-trigger” change-in-control arrangements	An executive’s cash severance rights will trigger and unvested equity awards will vest upon a change in control only if the executive also experiences a qualifying termination of employment.
Retain an independent compensation consultant	The Committee engaged an independent compensation consultant, Compensia, to provide analysis, advice and guidance on executive compensation matters.
Annual assessment of executive compensation	The Committee reviews an annual executive compensation assessment prepared by Compensia.
Avoid excessive risk taking	The Committee reviews an annual executive compensation program risk assessment conducted by Compensia.
What We Don’t Do
No stock option or stock appreciation right repricing	The Company’s 2015 Equity Incentive Plan does not permit us to reprice or repurchase “underwater” stock options or stock appreciation rights without stockholder approval or to grant stock options or stock appreciation rights with an exercise price below fair market value.
No “Golden Parachute” tax gross-ups	The Company has no executive officer contracts providing for an excise tax gross-up following a change in control.
No hedging or pledging of Company stock and no use of margin accounts	The Company has adopted a policy that prohibits members of our Board and all employees, including Section 16 Officers, from pledging their Company stock or engaging in short sales of Company stock and other similar transactions that could be used to hedge the risk of Company stock ownership.
No “evergreen” or fixed-term employment agreements	We do not provide “evergreen” positions in any employment agreements with executive officers. Employment of our executive officers is “at will” and may be terminated by either the Company or the employee at any time.
No dividend equivalents on unvested equity awards	We do not and our stock plan does not permit us to pay dividends or dividend equivalents on unearned shares or units.
No excessive perks	We offer only certain limited benefits as required to remain competitive and to attract and retain highly talented executives.
No single trigger change-in-control or excessive severance benefits	We do not provide single trigger change-in-control benefits or severance cash payments exceeding 3x base salary and bonus.
No executive pension or SERPs	We do not provide for any executive pension plans or SERPs.

 Executive Compensation

Section 2 — Setting Executive Compensation
Roles
The Company’s executive compensation program is established and overseen by the Committee with support provided by its independent compensation consultant, Compensia, Inc. (“Compensia”), and management. Each of their roles is described below.
Role of the Compensation Committee
The Committee is comprised entirely of independent directors and has the responsibility of establishing compensation for our officers who are designated as reporting officers under Section 16 of the Exchange Act. The Committee has overall responsibility for establishing and evaluating executive officer compensation plans, policies, and programs, including the evaluation of the Chief Executive Officer. The Committee also has responsibility for reviewing the overall equity award practices of the Company. The Committee has the authority to receive appropriate funding from Juniper Networks for obtaining advice and assistance from outside legal counsel, compensation consultants, or other advisors, as the Committee deems necessary to carry out its duties. In addition, the Committee is free to replace its independent compensation consultants or retain additional advisors at any time.
The Committee independently decides the salary, incentive target and equity awards for the Chief Executive Officer with input from its independent compensation consultant. Based on the information presented from the independent compensation consultant, the Committee discusses the Chief Executive Officer’s contribution and performance, Company performance, the competitive market, and the other factors discussed below, and independently makes compensation decisions in an executive session, without members of management present.
Role of the Independent Compensation Consultant
The Committee engaged Compensia to serve as its independent consultant for 2020. Compensia advised the Committee with respect to trends in executive compensation, review of market information, and assessment of compensation actions required under its charter. Based on the consideration of the various factors as set forth in the rules of the SEC and the NYSE, the Committee has determined that its relationship with Compensia is an independent compensation consultant under the rules of the NYSE and there are no conflicts of interest. In 2020, Compensia did not provide the Company with any other services and did not receive any compensation from us other than with respect to the services described above.
The Committee’s compensation consultant attends most Committee meetings and provides its advice and guidance, as well as relevant market data on executive pay levels, practices and design, to the Committee. For additional details on the engagement and services provided by Compensia, please refer to the “Compensation Consultant Disclosure” section of this proxy statement.
Role of Management
Our CEO makes recommendations to the Committee regarding the salary, incentive target and equity awards for the executive officers other than himself. These recommendations are based on market-based analysis and guidance provided by its compensation consultant on behalf of the Committee and our CEO’s assessment of individual specific factors, such as the individual’s role and contribution to Company performance and the other factors discussed below. Our CEO is also assisted by the Company’s Human Resources department in making these recommendations.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   37

Executive Compensation Philosophy
The Committee has established guiding principles with respect to our executive compensation program, as detailed below. The Committee believes that these guiding principles drive desirable behaviors, accountability, and alignment with stockholder interests.
Principle	Strategy
Enhance Accountability	Executive compensation linked to a clear set of business objectives
Manage to Balanced Results
Compensation strategy that drives balanced results between the following:
•  Short- and long-term objectives
•  Individual and team performance
•  Financial and non-financial objectives
•  Customer satisfaction and growth

Reward High Performance	Upside potential for superior performance with downside risk for under performance
Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for critical talent retention and acquisition
Align with Stockholder Interests	Programs that are transparent, easily understood and aligned with long-term stockholder interests
Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings
Based on the guiding principles, the Committee then reviews the various elements of compensation in order to develop our executive compensation program. The following table lists the elements of our 2020 executive compensation program and the primary purpose and performance measures associated with each element of the 2020 executive compensation program.
	Fixed	Variable Short-Term		Variable Long-Term			Other
	Base Salary	Executive AIP Cash	Bonus PSU	Financial PSAs	RTSR PSAs	RSU	Benefits
Primary Purpose	Attract and retain		Retain	Attract and retain			Encourage wellness and financial savings
		Provide focus on annual financial and non-financial goals, motivate performance		Reward achievement of financial and strategic results that drive long-term stockholder value
Create ownership and align employee efforts with stockholder interests
Performance Measures		• Revenue • Non-GAAP EPS • Software Revenue • Strategic goals	• Revenue	• Revenue • Non-GAAP EPS • Software Revenue	• Shareholder return over a sustained duration
Total Performance/ Vest Period	Ongoing	1-year	1-year	1-year performance in each of 3 years 3-year vest (cliff)	3-year performance & vest (cliff)	3-year (ratable)	Ongoing
Finally, the Committee continued its practice of setting compensation on an individual basis aligned with our guiding principles for executive compensation. Generally, in determining compensation for our NEOs, the Committee considers a number of factors, including, among other things, each executive’s:
•
individual performance,

•
tenure,

•
role, including complexity of responsibilities and scope,

•
pre-existing compensation arrangements, including equity retention hold,

•
internal comparisons and peer market data, and

•
ability to impact business results.

The Committee believes this practice aligns executive officer compensation levels with stockholder interests while continuing to potentially reward executives for achieving financial and strategic results that drive stockholder value over the long-term, including rewarding above-target performance with above-target pay.
Our NEOs’ pay mix emphasizes “at risk” pay opportunities, including performance-based compensation. In 2020, with respect to our CEO’s annual target compensation package, “performance-based” compensation was awarded in the form of an annual cash bonus incentive and performance-based equity. Overall, our CEO’s “variable” compensation in the form of an annual cash bonus incentive and equity awards comprised 89% of his target direct compensation.

 Executive Compensation

2020 Target Pay Mix(1)
(1)
Reflects (i) salary disclosed in the “Summary Compensation Table”, (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For Fiscal 2020” table, and (iii) the grant date fair value of all stock awards as disclosed in the “Grants of Plan-Based Awards For Fiscal 2020” table excluding the modified PSAs.

Competitive Compensation Data
The Committee reviews competitive compensation data to establish market reference points, including data from the Peer Group (as described below) and broader technology company data based on a custom Radford survey.
2020 Peer Group
The Committee utilizes a compensation peer group of publicly traded networking equipment and other high technology companies (the “Peer Group”) to monitor and assess the market competitiveness of the compensation levels of our NEOs relative to similar positions in the Peer Group, and to review the compensation practices of similarly situated companies. In August 2019, the Committee, with input from its compensation consultant, established the Peer Group for use in 2020 compensation benchmarking. In deciding whether a company should be included in the Peer Group, the Committee generally considered the following screening criteria:
•
Industry relevance;

•
Revenue and historical revenue growth;

•
Market value;

•
Business model;

•
Scope of operations; and

•
Whether the Company is likely to compete with the company in the Peer Group for executive talent.

The Peer Group is regularly reviewed and assessed by the Committee with the assistance of its compensation consultant to take into account changes in both the Company and the companies in the Peer Group based on the selection criteria described above. For 2020, the Committee determined to remove Adobe, ARRIS International, and CA Technologies from the prior year Peer Group, and determined to add Akamai Technologies, Analog Devices, and Arista Networks. For compensation decisions made in 2020, the Peer Group consisted of the 14 companies set forth below.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   39

Company Name
Akamai Technologies, Inc.	Intuit, Inc.
Analog Devices, Inc.	Motorola Solutions, Inc.
Arista Networks, Inc.	NetApp, Inc.
Autodesk, Inc.	Palo Alto Networks, Inc.
Ciena Corp.	Symantec Corp.
Citrix Systems, Inc.	VMware, Inc.
F5 Networks, Inc.	Xilinx, Inc.

Section 3 — Elements of Executive Compensation
Base Salary
The Committee reviews base salaries for the NEOs annually and adjusts salaries based on the scope and complexity of responsibilities, growth in experience and capabilities, contributions or responsibilities beyond the typical scope of the role, individual performance, internal comparisons, and market competitiveness as measured against our Peer Group and other competitors for similar executive talent.
Consistent with the criteria above, the Committee approved salary increases for the NEOs in February 2020, effective in July. However, the business outlook for the Company was negatively impacted by the Covid-19 pandemic. While the full impact of the pandemic on the Company’s business was not known in the first half of 2020, the Company took steps to improve financial flexibility by lowering fixed and short-term expenses, which included substantially reducing the budget for annual salary increases for the employee population. To demonstrate leadership and alignment with the other employees, in May 2020, the NEOs volunteered to forego, and the Committee approved a rescission to, previously-approved salary increases for the NEOs. Accordingly, 2020 base salaries for the NEOs remained the same as their 2019 base salaries.
Executive	2019 Base Salary	2020 Base Salary	% Salary Increase
Rami Rahim	$1,000,000	$1,000,000	—%
Kenneth Miller	$600,000	$600,000	—%
Manoj Leelanivas	$570,000	$570,000	—%
Anand Athreya	$500,000	$500,000	—%
Brian Martin	$525,000	$525,000	—%
Executive Annual Incentive Plan
Our NEOs have the opportunity to receive annual incentives through our AIP. Consistent with the Committee’s objective to link a significant portion of our NEOs’ compensation to attainment of predetermined annual financial and strategic goals, the Committee established a target annual performance-based incentive opportunity for each NEO, expressed as a percentage of base salary. In setting the amount of the target incentive opportunity, the Committee, with input from its compensation consultant, takes into account competitive market data, the individual’s role and contribution to performance, and internal comparisons. The actual payout may be higher or lower than this target incentive amount, based on Company and/or individual performance factors. In addition, the Committee retains the discretion to reduce each NEO’s payout as determined by the Committee in its sole discretion.
For 2020, the target incentive opportunities (expressed as a percentage of actual base salary) for all NEOs remained consistent with 2019 levels. With respect to the 2020 AIP, a portion of each NEO’s target opportunity under the AIP was awarded in performance shares (“Bonus PSUs”) at the beginning of the AIP performance period, as discussed in

 Executive Compensation

further detail below. The target incentive opportunities for our NEOs and potential payout ranges for 2020 are presented below (without giving effect to the Bonus PSUs).
Executive	2020 Actual Salary(1)	AIP Target as % of Salary(2)	Potential Payout Range (of Target)
Rami Rahim	$1,000,000	175%	0% – 200%
Kenneth Miller	$600,000	100%	0% – 200%
Manoj Leelanivas	$570,000	100%	0% – 200%
Anand Athreya	$500,000	100%	0% – 200%
Brian Martin	$525,000	100%	0% – 200%

(1)
Reflects actual salaries earned in 2020.

(2)
A portion of the target incentive opportunity value was awarded in Bonus PSUs (as discussed below). The percentages disclosed in this column reflect the target incentive opportunity value as a percentage of base salary prior to adjusting for Bonus PSUs.

Performance Goals under the Executive Annual Incentive Plan
The actual amounts payable to individual NEOs under the 2020 AIP depended on the actual level of achievement measured against the pre-established objectives for the financial and strategic components. Our NEOs can earn anywhere between 0%-200% of their respective target AIP opportunities based on the Company’s actual performance, less the portion of the 2020 AIP used to calculate Bonus PSUs.
Under the 2020 AIP, our NEOs could earn annual cash incentive payments based on the original targets illustrated below:
For purposes of the 2020 AIP:
•
The financial performance component, weighted at 70% of the AIP target payout, was comprised of corporate revenue, non-GAAP EPS, and software revenue targets. The Committee believes that each element of the financial performance component of the AIP helps to drive long-term stockholder value creation through revenue growth and prudent management of the Company’s operating expenses. These targets were established in February 2020 prior to the onset of the COVID-19 pandemic and were based on the Company’s financial plan for 2020 that was established by the Board prior to the pandemic. Following the onset of the pandemic, these targets and the financial plan were revised and approved by the Board in May 2020 to reflect the Company’s new business outlook as detailed below.

•
The strategic performance component, weighted at 30% of the AIP target payout, was focused on aligning compensation with delivering against our multi-year business strategy beyond near term financials. These included a focus on: (i) driving near-term growth momentum via market share gains and revenue diversity, (ii) building next generation technologies and products for long term market success, (iii) increasing customer value to drive overall customer success, and (iv) strengthening the Company’s culture, including inclusion and diversity. The Committee believes that delivering to our corporate objectives beyond the in-year financial performance is critical for driving sustainable growth, operational excellence, and long-term value creation for our stockholders. The strategic goals were established at the same time as the financial goals. Each strategic metric is weighted equally.

Bonus PSUs Granted Pursuant to the Executive Annual Incentive Plan
In order to enhance long-term retention of our NEOs and further align the interests of our NEOs with our stockholders, the Committee (i) awarded approximately 50% of each NEO’s target opportunity under the 2020 AIP in Bonus PSUs at the beginning of the AIP performance period and (ii) reduced the cash payable under the 2020 AIP for

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   41

each NEO who was granted Bonus PSUs. Subject to the achievement of the applicable performance goal, the Bonus PSUs vest in March 2021. In addition, because the final value earned under the Bonus PSUs is directly tied to our stock price, the Committee believes the Bonus PSUs further align our NEOs to the interests of our stockholders. In 2020, the Committee eliminated the 1.5 multiplier to the number of Bonus PSUs awarded, and decreased the vesting period for the Bonus PSUs from two years to one year.
The Bonus PSUs vest only if the threshold corporate revenue goal under the 2020 AIP, as described above, is achieved. Subject to achievement of the performance criteria and each individual’s continued service at the Company, the Bonus PSUs vest in March 2021. The Company’s revenue for 2020 exceeded the threshold corporate revenue goal, and as a result, the Bonus PSUs were earned.
Our NEOs received the following Bonus PSUs with respect to the 2020 performance period:
Executive	Portion of 2020 AIP Used to Calculate Bonus PSUs(1)	Bonus PSUs Granted and Earned(2)
Rami Rahim Chief Executive Officer	$875,000	35,339
Kenneth Miller EVP, Chief Financial Officer	$305,250	12,328
Manoj Leelanivas EVP, Chief Product Officer	$290,000	11,712
Anand Athreya EVP, Chief Development Officer	$254,500	10,274
Brian Martin SVP, General Counsel	$267,000	10,787

(1)
Reflects the target annual incentive opportunity value for the Bonus PSUs.

(2)
The Bonus PSUs fully vested in March 2021, subject to continued employment and the attainment of the performance goal.

2020 AIP Compensation Decisions
Upon completion of the performance period for 2020, the Committee reviewed Company performance across the predetermined financial and strategic performance goals to determine the amounts to be paid to the NEOs. In determining the payout of the financial component, the Compensation Committee considered that the AIP financial goals were based on the Company’s financial plan for 2020 that was established prior to the pandemic, and that such financial plan was subsequently revised in May 2020 to reflect the impact of COVID-19. Further, the Committee considered the incremental payout that our NEOs would receive under the AIP had the total revenue and non-GAAP EPS goals been based on our revised financial plan. The Committee also noted that despite the challenges presented by the COVID-19 pandemic, our executive team contributed to the revenue growth of our Enterprise business for a fourth consecutive year as well as the revenue growth of our Cloud business for a second consecutive year, and we ended 2020 with two consecutive quarters of year-over-year revenue growth. In light of these considerations, the Committee determined to apply the total revenue and non-GAAP EPS targets of our revised financial plan for 2020 to determine the payout of the financial component. The goal associated with software revenue as a percentage of total revenue remained unchanged in the Company’s revised financial plan. Financial goals and revised goals are shown below:

 Executive Compensation

The revised Financial goals are graphically represented below:
(1)
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2020 is provided in our press release furnished with the SEC on January 28, 2021, which reports our preliminary fiscal year 2020 financial results.

Under the 2020 AIP, our NEOs could earn annual cash incentive payments based on the revised targets and formula illustrated below:

FINANCIAL PERFORMANCE TARGETS

(70% Weight)

Corporate Revenue	Revenue Attainment ($ millions)
Threshold	$3,925
Target	$4,380
Max	$4,830

X 28%

+

Non-GAAP EPS**		
Non-GAAP EPS ($/share)	Threshold	$1.25
	Target	$1.54
	Max	$1.83

X 28%

+

Software Revenue	
Threshold	11%
Target	14%
Max	17%

X 14%

PLUS

STRATEGIC PERFORMANCE TARGETS

(30% Weight)

Goals	Weighting
Drive Smart Growth	7.5%
Win the Next Decade of Networking	7.5%
Own It	7.5%
Deliver First and Lasting Customer Value	7.5%

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   43

Performance results for 2020 are summarized below.
*
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2020 is provided in our press release furnished with the SEC on January 28, 2021, which reports our preliminary fiscal year 2020 financial results.

The table below summarizes 2020 AIP cash payouts for the NEOs.
Executive	Target 2020 AIP Value	2020 AIP Funding	Deduction for Bonus PSUs	Target AIP Cash Payout(1)
Rami Rahim	$1,750,000	$1,627,500	$875,000	$752,500
Kenneth Miller	$600,000	$558,000	$305,250	$252,750
Manoj Leelanivas	$570,000	$530,100	$290,000	$240,100
Anand Athreya	$500,000	$465,000	$254,500	$210,500
Brian Martin	$525,000	$488,250	$267,000	$221,250

(1)
The amounts reflected in the “Target AIP Cash Payout” column are reflected under the “Bonus” and “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table”.

Long-Term Equity Incentive Compensation
The Company and the Committee remain focused on aligning the Company’s long-term equity compensation program with stockholder interests. The Committee granted the following types of awards:
•
PSAs with financial performance goals;

•
RTSR PSAs; and

•
Service-vested RSUs.

The Committee, in consultation with its compensation consultant, believes this equity mix aligns with the practices of the Peer Group. Further, the Committee believes that this equity mix continues to align NEO compensation directly with the interests of our stockholders by motivating ongoing stock price appreciation, total shareholder return, and a focus on key top- and bottom-line financial metrics.
In determining the amount of long-term equity incentives to award our NEOs, the Committee reviewed grant values provided to comparable executives of companies in the Peer Group and the survey data, and considered the executive’s respective role, individual performance, and existing unvested equity retention hold.
Executive	Financial PSAs(1)	RTSR PSAs(1)	Service-Vested RSUs
Rami Rahim	105,420	70,280	175,700
Kenneth Miller	33,900	22,600	56,500
Manoj Leelanivas	31,500	21,000	52,500
Anand Athreya	30,300	20,200	50,500
Brian Martin	24,240	16,160	40,400

(1)
Number of Financial PSAs and RTSR PSAs reflect achievement at target. The actual amount of shares that can be earned range from 0-200% based on performance.

 Executive Compensation

For 2020, the Committee awarded 30% of our NEO’s 2020 long-term equity incentives, which does not include Bonus PSUs, in the form of PSAs with financial performance goals, 20% in the form of RTSR PSAs, and 50% in the form of service-vested RSUs. The Committee, in consultation with its compensation consultant, believes that the mix of PSAs and RSUs for our NEOs provides an appropriate balance between performance-based and time-based equity incentives, as it should motivate our NEOs to contribute to the Company’s long-term success and stock price appreciation while also encouraging retention.
Financial Performance Share Awards
Our ability to successfully offer our products and services in a rapidly evolving market requires us to effectively scale and adjust our business to fluctuating market opportunities and conditions on an annual basis, while also remaining focused on long-term success and retention. In this regard, the Committee believes that, by using three concurrent one-year tranches that cliff-vest over a three-year period, the Committee can best align the financial objectives for our NEOs with accountability for both long-term stockholder value creation and the business plans and goals approved by our Board.
One-third of the total target PSAs are subject to annual performance targets established by the Committee and the amount of PSAs “banked” for a particular year is based on the achievement of annual performance targets established for that year. With respect to each year’s performance, participants can “bank” between 0% and 200% of the target number of PSAs for that year (i.e., one-third of the total PSAs awarded to a participant) based on the level of achievement against the performance targets for that year. Vesting for the “banked” shares under PSAs occurs only after the Committee certifies the level of achievement for the third tranche, and any “banked” but unvested shares under PSAs are forfeited if the participant leaves the Company before the vest date.
Given the significant strategic importance to focus on top-line growth in a sustained and reasonable manner in the current market, the Committee determined that a significant focus on corporate revenue, non-GAAP EPS, and software revenue was appropriate. Accordingly, the Committee, in consultation with its compensation consultant, approved the use of financial performance goals for the 2020 performance period under the PSAs. The performance targets are illustrated below.
(1)
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2020 is provided in our press release furnished with the SEC on January 28, 2021, which reports our preliminary fiscal year 2020 financial results.

For 2020, the Committee set target performance goals for the PSAs at levels which it believed at the time to be challenging but achievable and set maximum performance goals at a level which it believed to be very difficult to achieve. These targets were established in February 2020 prior to the onset of the COVID-19 pandemic and were based on the Company’s financial plan for 2020 that was established prior to the pandemic. Following the onset of the pandemic, these targets and the financial plan were revised to reflect the Company’s new business outlook.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   45

Determination of Payout of 2020 PSA Financial Goals
Prior to the completion of the performance period for 2020, the Committee reviewed Company performance across the original financial performance goals as well as against the Company’s financial plan which was revised in May 2020 to reflect the impact of COVID-19. After considering the same factors described above in 2020 AIP Compensation Decisions, the Committee determined to adjust the performance goals to align with the Company’s revised financial plan. The revised financial performance goals, performance results, and payouts are calculated below:
*
No payout for each financial component if achievement is less than the threshold amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2020 is provided in our press release furnished with the SEC on January 28, 2021, which reports our preliminary fiscal year 2020 financial results.

Shares Earned for 2020 Financial PSA Goal Achievement
Executive	Award Year	2020 Financial PSA Target(1)	2020 Performance Achievement (% of Target)	2020 Total Financial PSAs Banked	2020 Financial PSAs to Vest in 2021(2)
Rami Rahim Chief Executive Officer	2020	35,140	89%	31,275	—
	2019	31,250	89%	27,812	—
	2018	38,745	89%	34,483	64,704
	Total	105,135	89%	93,570	64,704
Kenneth Miller Executive Vice President, Chief Financial Officer	2020	11,300	89%	10,056	0
	2019	8,280	89%	7,369	0
	2018	10,667	89%	9,493	17,813
	Total	30,247	89%	26,918	17,813
Manoj Leelanivas Executive Vice President, Chief Product Officer	2020	10,500	89%	9,344	0
	2019	8,280	89%	7,369	0
	2018	—	—	—	—
	Total	18,780	89%	16,713	—
Anand Athreya Executive Vice President, Chief Development Officer	2020	10,100	89%	8,988	0
	2019	8,280	89%	7,369	0
	2018	11,333	—	10,086	18,926
	Total	29,713	89%	26,443	18,926
Brian Martin Senior Vice President, General Counsel	2020	8,080	89%	7,191	0
	2019	6,980	89%	6,212	0
	2018	9,333	89%	8,306	15,586
	Total	24,393	89%	21,709	15,586

(1)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0%-200% of target.

(2)
PSAs vested include shares “banked” for the following years: 2020, 2019, and 2018. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2021.

 Executive Compensation

Relative Total Shareholder Return Performance Share Awards
To further align our NEOs’ compensation with our stockholders, approximately 20% of the 2020 target long-term incentive opportunity was awarded to our NEOs in the form of RTSR PSAs. The Committee believes that the RTSR PSAs promote stockholder alignment and create an unambiguous link between compensation of our NEOs to long-term value creation since the payout of the RTSR PSAs is directly linked to the Company’s long-term total shareholder appreciation relative to the S&P 500 Index over a three year period. The RTSR PSAs cliff-vest upon the conclusion of a three-year performance period.
The Committee, based on input from its compensation consultant, concluded that use of the S&P 500 Index was an appropriate benchmark given the broad-based nature of the index, the inclusion of Juniper Networks in the S&P 500 Index, and because the S&P 500 Index represents a robust, broad representation of the potential opportunity cost of investing in the Company from an investor’s perspective.
The following graphic illustrates the payout for the RTSR PSAs. Participants can earn between 0% and 200% of the target number of RTSR PSAs. In the event that the Company’s relative TSR over the three-year performance period is less than the 25th percentile of the S&P 500 Index, no RTSR PSAs will be earned or vest.
2018 RTSR PSAs Compensation Decision
The 2018 RTSR PSAs grant cycle concluded on December 31, 2020. As the Company performed below the threshold level, the 2018 RTSR PSAs did not vest and were forfeited unearned. The 2019 and 2020 RTSR PSA cycles are ongoing and the NEOs have the opportunity to earn a payout on these grant cycles when they conclude on December 31, 2021 and December 31, 2022, respectively.
Restricted Stock Units
The Committee grants RSU awards for retention purposes as they provide payout opportunity to the NEOs only if they remain employed through the applicable vesting dates. The payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. Subject to continued service to the Company through the applicable vesting date, RSUs vest 34% on the first anniversary of the grant date and an additional 33% on each of the second and third anniversaries of the grant date.
In determining the number of RSU awards for NEOs, the Committee considered the realized value of incentive awards granted in the last few years and the retentive value of their outstanding equity awards. As AIP awards were earned and PSAs banked in 2019, the Committee elected to limit the number of RSUs granted to all NEOs in 2020 to approximately 50% of their target equity with the remainder being granted in the form of PSAs as they believed that

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   47

this mix both provided sufficient retentive value and would provide further incentives for driving long-term performance and stockholder value creation.
2020 Target Direct Compensation compared to Summary Compensation Table
Using our CEO as an example, the following table reconciles 2020 target direct compensation (“TDC”) with the compensation disclosed for 2020 in the Summary Compensation Table. This table provides supplemental disclosure and should not be viewed as a substitute for the Summary Compensation Table.
2020 CEO TDC compared to Summary Compensation Table Disclosure
	2020 Target Direct Compensation	2020 Summary Compensation Table Disclosure(1)	Comments
Compensation Element Base Salary	$1,000,000	$1,000,000	In connection with reducing annual salary budgets for the employee population, all NEO salary increases for 2020 were rescinded to demonstrate leadership and alignment with the other employees
Annual Incentive	$875,000	$402,500	Below-target earned annual incentive disclosed in the Non-Equity Incentive Plan Compensation Column based on the original 2020 financial plan goals.
	$875,000	$817,744	Grant date fair value of 2020 Bonus PSUs disclosed in the “Stock Awards” column of the Summary Compensation Table for 2020.
Bonus	N/A	$350,000	Reflects the additional amount earned under the annual incentive plan based on the revised 2020 financial plan.
Long-Term Incentive	$8,700,000	$6,577,154	Grant date fair value of portion of 2020 PSA that vests based on 2020 performance goals and the rTSR and RSU grant disclosed in the “Stock Awards” column of the Summary Compensation Table for 2020. 30% of target grant value of 2020 equity awards is in the form of PSAs with annual performance goals over 2020, 2021 and 2022 and 20% is in the form of rTSR PSAs.
Total Compensation	$11,450,000	$9,147,398
2018 and 2019 Equity Awards	N/A	$1,600,937	Disclosed in the “Stock Awards” column of the Summary Compensation Table for
2020. Value disclosed does not reflect a new equity grant but reflects the required disclosure associated with the portion of the value of the PSAs awarded in 2018 and
2019 based on the annual financial metric goals established for those awards for
			2020.
Modified Equity Awards	N/A	$662,560	Disclosed in the “Stock Awards” column of the 2020 Summary Compensation Table.
Value disclosed does not reflect a new equity award but rather reflects the incremental fair value associated with the modification of the portion of the 2018,
2019 and 2020 PSA performance goals established for those awards tor 2020 to
			reflect the Company’s revised 2020 financial plan.

(1)
Does not include $9,756 of  “All Other Compensation” disclosed in the Summary Compensation Table for 2020.

 Executive Compensation

Section 4 — Other Compensation Policies and Information
Benefits and Perquisites
Because the Committee’s philosophy is to emphasize pay-for-performance, the Company provides only very limited benefits and perquisites to our NEOs. The NEOs are provided the same health and welfare benefits and on the same basis that are generally available to employees broadly. In addition, NEOs are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below. The Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent.
Deferred Compensation Plan
The Company implements a deferred compensation plan for U.S. employees and intended for senior management. All NEOs are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. We believe that this is a standard benefit plan also offered by many companies within our Peer Group. This plan allows participants to elect to defer a certain amount of compensation and related taxation on such amounts into one or more investment choices.
Participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Section 409A of the Code. In 2020, Messrs. Athreya and Martin participated in this plan.
Executive Wellness Program
The Company implements an Executive Wellness Program pursuant to which eligible executives receive additional benefits focused on health care screening and wellness. The maximum value of this benefit is limited to $10,000 per year for each eligible executive.
The Committee believes that promoting the health and wellness of its executives may result in a number of benefits to the Company, including increased productivity, lower absentee rate and increased organizational stability, among others.
Severance Benefits
In addition to compensation designed to reward employees for service and performance, the Committee, in consultation with our compensation consultant, approved severance and change of control benefits for certain employees, including the NEOs, as described further below. Our severance and change of control arrangements are designed to be generally consistent with the pay practices of our Peer Group. The Committee, with input from its compensation consultant, annually reviews the terms and conditions of our severance and change of control arrangements for our executive officers and will make adjustments when and to the extent it deems appropriate.
Basic Severance
In order to recruit executives to the Company and encourage retention of employees, the Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without “cause” or if the individual terminates their employment for “good reason,” each as described in their respective agreements. The Committee approved severance benefits for several members of senior management, including the NEOs. Under severance agreements with Messrs. Rahim, Miller, Athreya, Leelanivas and Martin, in the event the employee is terminated involuntarily by Juniper Networks without cause or the employee resigns for good reason, and, in either case, provided the employee executes a full release of claims, the employee will be entitled to receive the following severance benefits:
•
an amount equal to 12 months of base salary, or 16.5 months of base salary with respect to Mr. Rahim, in each case as in effect immediately prior to the termination;

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   49

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination; and

•
(a) if such employee terminates after the end of a performance period for an annual bonus, but prior to the date of payment, an amount equal to the annual bonus based on actual performance for the performance period and (b) if such employee terminates during a performance period for an annual bonus after the performance metrics have been established, a pro-rated annual bonus for such fiscal year equal to the annual bonus the employee would have received based on actual performance for such fiscal year if the employee had remained employed for the entire fiscal year but pro-rated based on the number of days employed in such year.

All current severance agreements with our NEOs will expire per their term in January 2024.
The following table describes the potential payments that would have been provided to each of the NEOs in the event that such NEO was involuntarily terminated by Juniper Networks without cause or resigns for good reason outside of a change of control context on December 31, 2020.
Potential Severance Payments Upon Termination
Executive	Base Salary Component	Incentive Component(1)	Value of Accelerated Equity Awards	Value of Benefits	Total
Rami Rahim	$1,375,000	$402,500	N/A	$32,732	$1,810,232
Kenneth Miller	$600,000	$132,750	N/A	$32,732	$765,482
Manoj Leelanivas	$570,000	$126,100	N/A	$32,732	$728,832
Anand Athreya	$500,000	$110,500	N/A	$32,732	$643,232
Brian Martin	$525,000	$116,250	N/A	$27,334	$668,584

(1)
The amount of the annual bonus for fiscal 2020 was determined by the Committee in 2021 following the completion of the performance period, and reflects the actual non-equity incentive compensation that such NEOs received with respect to fiscal 2020.

Change of Control Severance
The Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, following consultation with the Committee’s compensation consultant, the Committee approved certain severance benefits for each of our NEOs, as well as for several members of senior management, in the event of certain employment terminations following a change of control. In approving these benefits the Committee, with input from its compensation consultant, considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies.
All current change of control agreements with our NEOs will expire per their terms on the later of  (i) January 2024 or (ii) the date when all of the obligations under the change of control agreement have been satisfied if the applicable NEO’s termination occurred following a change of control and prior to January 2024. The Committee takes into account an executive’s current role and the impact of a transaction on the role before renewing the agreements.
Provided the executive signs a release of claims and complies with certain post termination non-solicitation and non-competition obligations, all NEOs will receive change of control severance benefits if within 12-months following a change of control the executive is terminated without cause or the executive terminates his or her employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). These change of control severance benefits consist of:
•
a cash payment equal to 150% (or 200% in the case of Mr. Rahim) of the executive’s annual base salary and target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater,

 Executive Compensation

•
acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, performance shares, RSUs and other Company equity compensation awards that vest based on time, and with respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, or otherwise): (i) any portion for which the measurement or performance period or performance measures will have been completed as of the date of the qualifying termination (as provided for in the applicable award agreement) shall immediately vest, if at all, based on actual performance and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), in an amount equal to the number that would be calculated if the performance measures were achieved at the target level (provided that if there is no “target” level, then such amount shall equal 100% of the equity compensation awards that could vest with respect to that measurement period); and

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination.

Under the terms of our 2015 Equity Incentive Plan, in the event of certain corporate transactions, if the equity awards are not assumed or substituted by the successor entity involved in the corporate transaction, each NEO’s equity awards will fully vest and terminate upon the consummation of the transaction. The potential value of the accelerated equity awards for each NEO in the event of such a corporate transaction in which the NEOs’ equity awards are not assumed or substituted is described in “Value of Accelerated Equity Awards” column in the table below. In addition, our NEOs PSA award agreements provide that in the event that such equity awards are assumed or substituted, they will convert into time-based awards, which will settle on the normal vesting date. Such PSA award agreements also provide that irrespective of whether such awards are assumed or substituted, any portion for which the measurement or performance period or performance measures will have been completed as of the date of the qualifying termination shall vest, if at all, based on actual performance, and the performance period of PSAs that vest based on TSR shall be shortened to the date of the change in control. The value of such assumed or substituted PSAs, along with the value of assumed or substituted RSU awards, is described in footnote 2 in the table below, which assumes that such assumption or substitution occurred on December 31, 2020.
Potential Change of Control Payments
The following table describes the potential payments that would have been provided for each of the NEOs upon termination of employment in connection with a change of control of Juniper Networks, as described above, assuming such termination and change of control both occurred on December 31, 2020.
Name(1)	Base Salary Severance Component	Incentive Compensation Severance Component	Benefits Severance Component	Value of Accelerated Equity Awards(2)	Total
Rami Rahim	$2,000,000	$3,500,000	$32,732	$21,209,239	$26,741,971
Kenneth Miller	$900,000	$900,000	$32,732	$6,620,771	$8,453,503
Manoj Leelanivas	$855,000	$855,000	$32,732	$4,517,766	$6,260,498
Anand Athreya	$750,000	$750,000	$32,732	$5,597,326	$7,130,058
Brian Martin	$787,500	$787,500	$27,334	$5,101,903	$6,704,237

(1)
All NEOs are subject to a better-after-tax provision whereby Juniper Networks would either pay the NEO (i) the full amount of the NEO’s severance benefits or, alternatively (ii) an amount of certain severance benefits otherwise payable to the NEO such that the severance benefits will not be subject to the tax imposed by Section 4999 of the Code, whichever produces the better after-tax result for the NEO. The amounts above do not reflect the impact of the better-after-tax provision.

(2)
The value of accelerated unvested equity awards are based on a per share price of  $22.51, which was the closing price as reported on December 31, 2020. With respect to the value shown in the column “Value of Accelerated Equity Awards”, (a) for PSAs (or portions thereof) that are earned based on the achievement of annual financial performance during a three-year performance period, the equity value is calculated based on the sum of  (i) earned, but unvested shares and (ii) target unearned and unvested shares, (b) for price vested RSUs, the equity value reflects target achievement of such awards, and (c) for PSAs (or portions thereof) that are earned based on the Company’s TSR relative to the S&P 500 Index, the equity value reflects target achievement of such awards.

In the event that the equity awards for the NEOs were assumed or substituted by the successor entity to the Company and there is no qualifying termination of employment, the estimated value of the equity awards for the NEOs, assuming such transaction occurred on December 31, 2020, would be: $15,668,966 (Mr. Rahim), $5,049,393 (Mr. Miller), $3,918,100 (Mr. Leelanivas), $4,572,356 (Mr. Athreya) and $3,889,357 (Mr. Martin). With respect to such

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values, (a) for PSAs (or portions thereof) that are earned based on the achievement of annual financial performance during a three-year performance period, the equity value is calculated based on the sum of  (i) earned, but unvested shares and (ii) target unearned and unvested shares, (b) for price vested RSUs, the equity value is only included if $22.51 is equal to or exceeds the average stock price value at which such award would vest pursuant to its terms, and (c) for PSAs (or portions thereof) that are earned based on the Company’s TSR relative to the S&P 500 Index, the equity value is calculated based on relative TSR attainment as of December 31, 2020.
Equity Award Granting Policy
The Board has approved a policy for granting RSUs and other equity awards. All approvals of RSU grants and other equity awards are administered by the Board, the Compensation Committee or the Stock Committee (which is comprised of our CEO and Chief Financial Officer). Pursuant to the policy, new hire and ad hoc promotional and adjustment grants to non-Section 16 officers are generally granted on the third Friday of each month, except as discussed below. Annual performance grants to non-Section 16 officers are generally approved by the Stock Committee in the manner and at the times described above. Grants in connection with acquisitions shall, unless a date is specified in the acquisition agreement, occur to the extent practical on a date on which equity awards to Company employees are made by the Stock Committee. Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Committee in the first quarter after the fourth fiscal quarter earnings announcement. The annual grants to Section 16 officers are also generally scheduled to be effective on the third Friday of the month if the meeting approving such grants occurs on or before such date. The exercise price of stock options granted will be the closing market price on the date of grant. The Company intends to grant RSUs and other equity awards in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement.
Notwithstanding the foregoing, (i) if the Company is advised by outside counsel that the granting of equity awards on a particular date or to particular recipients, or prior to the disclosure of certain non-public information, could reasonably be deemed to be a violation of applicable laws or regulations, such grants may be delayed until such time as the granting of those awards would be not reasonably expected to constitute a violation, (ii) if the making of a grant would cause the Company to exceed any granting limitation imposed by the Board or the Committee (such as an annual limit), the monthly grant shall be delayed until the first subsequent month in which the limitation would not be exceeded, and (iii) if the making of a grant would cause the Company to violate the terms of any agreement approved by the Board or one of its committees, such grant shall be delayed until it would not violate such agreement.
Equity Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the Company’s NEOs, certain former NEOs and non-employee directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance. Please see the “Executive Officer and Director Stock Ownership Guidelines” section of this proxy statement for more information.
Insider Trading Policy
The Company’s Insider Trading Policy applies to all employees and directors and prohibits the following transactions:
•
Short Sales. Engaging in a “short sale” of the Company’s securities.

•
Hedging Transactions. Purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging, offsetting or benefiting from any decrease in the market value of the Company’s securities.

•
Margin Accounts and Pledges. Borrowing against the Company’s securities held in a margin account, or pledging the Company’s securities as collateral for a loan, due to the fact that securities held in a margin account or securities pledged as collateral may be sold by the broker or lender without the customer’s consent if the customer fails to meet a margin call or defaults on the loan, respectively.

The Company’s Insider Trading Policy also prohibits any transactions in the Company’s securities while in possession of material, non-public information.

 Executive Compensation

No 280G Excise Tax Gross Ups
The Company has no executive officer contracts providing for excise tax gross ups.
Repayment of Certain Bonus and Incentive Payments
The Board has adopted a recoupment policy requiring the Company to seek repayment of certain incentive-based compensation, including both cash and equity compensation, from our executive officers, including our NEOs, in the event the Company is required to prepare an accounting restatement on an annual financial statement included in an Annual Report on Form 10-K due to the material noncompliance of the Company with any financial reporting requirements. In such event, if the Committee determines that (i) the amount of any incentive-based compensation that is earned, vested or received by an executive officer exceeds the amount of incentive-based compensation that would have been earned, vested or received by such executive officer had such incentive-based compensation been determined based on the restated financial results (the “erroneously awarded compensation”), and (ii) such executive officer engaged in fraud, intentional misconduct or intentional illegal conduct which, or such executive officer’s gross negligence, materially contributed to the need for such an accounting restatement, then the Committee will seek to recover for the benefit of the Company the erroneously awarded compensation.
Notwithstanding the foregoing, the Committee will seek recovery only for erroneously awarded compensation earned, vested or received by an executive officer during the fiscal year in which the Company is required to prepare an accounting restatement and the three completed fiscal years (or any transition period that results from a change in the fiscal year of the Company within or immediately following such three completed fiscal years) preceding the date or dates that the Company is required to prepare an accounting restatement. The Committee may also, in its good faith judgment, determine not to seek recovery of any erroneously awarded compensation to the extent the Committee determines that (i) to do so would be unreasonable or (ii) it would be better for the Company not to do so.
The Impact of Favorable Accounting and Tax Treatment on Compensation Program Design
Section 162(m) of Code places a limit of  $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Committee considers the deductibility of compensation as one factor in determining executive compensation, the Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. GAAP), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution to our stockholders, we closely monitor the number, share amounts and the fair values of the equity awards that are granted each year.
The Company intends for all executive officer arrangements to be structured in a manner that does not result in any additional taxation under Section 409A of the Code; however, the Company cannot guarantee this result.
Compensation Risk Assessment
The Committee annually oversees the performance of a risk assessment of our compensation programs. In connection with its most recent comprehensive review of the design, administration and controls of our compensation programs, the Committee, in consultation with its compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
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Compensation Committee Report
The following Compensation Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
THE COMPENSATION COMMITTEE
Gary Daichendt (Chair)
Kevin DeNuccio
James Dolce

Compensation Committee Interlocks and Insider Participation
During fiscal 2020, the Compensation Committee consisted of Messrs. Daichendt, DeNuccio and Dolce. Mr. Daichendt is the chair of the Compensation Committee. Mr. Dolce was previously an officer of the Company from 2002 to 2006. None of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Compensation Committee during fiscal 2020. No member of this Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

Summary Compensation Table
The following table sets forth certain information about the compensation of our NEOs for each of the last three years during which such individuals were NEOs. Our NEOs consist of  (a) our Chief Executive Officer, (b) our Chief Financial Officer, and (c) our three other most highly compensated executive officers as of December 31, 2020.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Rami Rahim Chief Executive Officer	2020	1,000,000	350,000(11)	9,658,395(3)	402,500	9,756(7)	11,420,651
	2019	1,000,000	0	9,417,291(4)	700,000	12,599(6)	11,129,890
	2018	1,000,000	787,500(8)	8,189,566(5)	0	7,260(7)	9,984,326
Kenneth Miller Executive Vice President, Chief Financial Officer	2020	600,000	120,000(11)	3,024,037(3)	132,750	8,792(7)	3,885,579
	2019	587,500	0	3,167,958(4)	235,000	13,798(6)	4,004,256
	2018	575,000	258,750(8)	2,321,512(5)	0	7,260(7)	3,162,522
Manoj Leelanivas Executive Vice President, Chief Product Officer	2020	570,000	114,000(11)	2,539,222(3)	126,100	10,422(7)	3,359,744
	2019	560,000	250,000(9)	2,181,018(4)	224,000	10,122(7)	3,225,140
	2018	422,917	250,000(9)	4,588,000	190,313	6,904(7)	5,458,133
Anand Athreya Executive Vice President, Chief Development Officer	2020	500,000	100,000(11)	2,764,323(3)	110,500	12,702(7)	3,487,525
	2019	480,000	0	2,599,366(4)	192,000	14,138(7)	3,285,504
	2018	460,000	737,000(10)	1,917,675(5)	0	11,839(7)	3,126,514
Brian Martin Senior Vice President General Counsel	2020	525,000	105,000(11)	2,289,047(3)	116,250	13,377(7)	3,048,674
	2019	512,500	0	2,461,460(4)	205,000	18,696(7)	3,197,656

(1)
Because 60% of the target number of shares associated with the fiscal 2020 PSAs are based on separate measurements of our financial performance for each year in the three-year performance period, ASC Topic 718 requires that the grant date fair value be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2020 PSAs, the “Stock Awards” column does not include the value of the PSAs based on the annual financial metric goals for the fiscal year ending December 31, 2021 (“fiscal 2021”) or the fiscal year ending December 31, 2022 (“fiscal 2022”). Such amounts will be included as equity compensation in the Summary Compensation Table for fiscal 2021 and fiscal 2022, respectively, when the annual financial metric goals are established. In addition, 40% of the target number of shares associated with the fiscal 2020 PSAs are based on the Company’s TSR relative to the S&P 500 Index over a three year period. The grant date fair value for the market-related TSR component for fiscal 2020 PSAs is included in the “Stock Awards” column for the year of grant.

In addition, the “Stock Awards” column for fiscal 2020 includes a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2019 (“fiscal 2019”), and a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2018 (“fiscal 2018”) based on the annual financial metric goals established for those awards during fiscal 2020. The amounts included in the “Stock Awards” column of the Summary Compensation Table for fiscal 2020 related to the PSAs awarded in fiscal 2019 and/or 2018 in the aggregate are as follows: $1,600,937 (Mr. Rahim), $433,466 (Mr. Miller), $186,631 (Mr. Leelanivas), $448,885 (Mr. Athreya) and $373,303 (Mr. Martin).

Additionally, the “Stock Awards” column for fiscal 2020 includes the incremental fair value as calculated under ASC Topic 718, associated with the portion of the fiscal 2020, fiscal 2019 and fiscal 2018 PSAs, which was modified when the Compensation Committee adjusted certain of the annual financial metric goals for fiscal 2020 to reflect the Company’s revised financial plan that was adopted following the onset of the COVID-19 pandemic (the “Post-COVID Financial Plan”). The resulting increase in compensation, which is included in the “Stock Awards” column relates to the accounting charges stemming from the modification of the NEOs’ PSAs. Please see “Grants of Plan-Based Awards for Fiscal 2020” for more information regarding the incremental fair value of the modified awards.

The assumptions used in the calculation of these amounts are set forth under Note 12, Employee Benefit Plans of the Notes to Consolidated Financial Statements included in Juniper Networks’ Annual Report on Form 10-K for fiscal 2020 filed with the SEC on February 12, 2021.

(2)
Amounts reflect cash bonuses earned in fiscal 2020, fiscal 2019 and fiscal 2018, as applicable, but paid in 2021, 2020 and 2019, respectively, under the Executive Annual Incentive Plan for fiscal 2020, fiscal 2019 and fiscal 2018, respectively.

(3)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2020 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $8,432,111 (Mr. Rahim), $2,548,823 (Mr. Miller), $1,936,082 (Mr. Leelanivas), $2,401,053 (Mr. Athreya) and $1,949,232 (Mr. Martin).

(4)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2019 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $8,538,601 (Mr. Rahim), $2,319,240 (Mr. Miller), $1,315,858 (Mr. Leelanivas), $1,890,684 (Mr. Athreya) and $1,900,515 (Mr. Martin).

(5)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2018 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $8,095,308 (Mr. Rahim), $2,229,268 (Mr. Miller) and $1,513,793 (Mr. Athreya).

(6)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan and costs borne by the Company associated with a guest attending a sales conference and related tax gross-up.

(7)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums and matching contributions paid under the Company’s 401(k) plan.

(8)
Amount reflects the non-equity incentive compensation amount earned by Messrs. Rahim and Miller, as applicable, pursuant to the terms of the 2018 Executive Annual Incentive Plan, as determined by the Compensation Committee, without giving effect to the cash offset resulting from the issuance of the Bonus PSUs. Inclusion of the cash offset resulting from the issuance of the Bonus PSUs would have resulted in no cash payout under the 2018 Executive Annual Incentive Plan. The Compensation Committee awarded this amount in recognition of the fact that the Bonus PSUs did not vest pursuant to their terms.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   55

(9)
Amount reflects a hiring bonus paid by the Company for Mr. Leelanivas. The bonus paid out 50% in 2018 and 50% in 2019.

(10)
Amount includes a special bonus award of  $530,000 paid to Mr. Athreya on November 30, 2018 in conjunction with his promotion to Executive Vice President, Chief Development Officer in August 2017. In addition, the amount reflects the amount earned by Mr. Athreya pursuant to the terms of the 2018 Executive Annual Incentive Plan, as determined by the Compensation Committee, without giving effect to the cash offset resulting from the issuance of the Bonus PSUs. Inclusion of the cash offset resulting from the issuance of the Bonus PSUs would have resulted in no cash payout under the 2018 Executive Annual Incentive Plan. The Compensation Committee awarded this amount in recognition of the fact that the Bonus PSUs did not vest pursuant to their terms.

(11)
Amount reflects the additional amount earned based on the application of the Post-COVID Financial Plan to certain of the annual financial metric goals under the 2020 Executive Annual Incentive Plan, as determined by the Compensation Committee following the completion of the fiscal 2020 performance period.

Grants of Plan-Based Awards for Fiscal 2020
The following table shows all plan-based awards granted to our NEOs during fiscal 2020.
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rami Rahim	AIP	—		—	875,000	2,625,000
	RSUs	2/21/2020	2/20/2020				—			175,700	3,962,035
	PSAs	2/21/2020	2/20/2020				52,710	105,420	210,840		2,615,119
	Bonus PSUs	2/21/2020	2/20/2020				—	35,339	—		817,744
	Modified PSAs(5)	12/17/2020	12/17/2020				52,568	105,135	210,270		662,560
Kenneth Miller	AIP	—		—	294,750	894,750
	RSUs	2/21/2020	2/20/2020				—			56,500	1,274,075
	PSAs	2/21/2020	2/20/2020				16,950	33,900	67,800		840,946
	Bonus PSUs	2/21/2020	2/20/2020				—	12,328	—		285,270
	Modified PSAs(5)	12/17/2020	12/17/2020				15,124	30,247	60,494		190,280
Manoj Leelanivas	AIP	—		—	280,000	850,000
	RSUs	2/21/2020	2/20/2020				—			52,500	1,183,875
	PSAs	2/21/2020	2/20/2020				15,750	31,500	63,000		781,410
	Bonus PSUs	2/21/2020	2/20/2020					11,712			271,016
	Modified PSAs(5)	12/17/2020	12/17/2020				9,390	18,780	37,560		116,290
Anand Athreya	AIP	—		—	245,500	745,500
	RSUs	2/21/2020	2/20/2020				—			50,500	1,138,775
	PSAs	2/21/2020	2/20/2020				15,150	30,300	60,600		751,642
	Bonus PSUs	2/21/2020	2/20/2020				—	10,274	—		237,740
	Modified PSAs(5)	12/17/2020	12/17/2020				14,857	29,713	59,427		187,282
Brian Martin	AIP	—		—	258,000	783,000
	RSUs	2/21/2020	2/20/2020				—			40,400	911,020
	PSA	2/21/2020	2/20/2020				12,120	24,240	48,480		601,314
	Bonus PSUs	2/21/2020	2/20/2020					10,787			249,611
	Modified PSAs(5)	12/17/2020	12/17/2020				12,197	24,393	48,787		153,800

(1)
Amounts reflect potential cash bonuses payable under the Company’s 2020 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above. Actual payments to each of the NEOs pursuant to the 2020 Executive Annual Incentive Plan are included in the “Summary Compensation Table.” The AIP does not provide for any threshold performance goals or payout amounts.

(2)
Amounts reflect the number of shares that may be earned under PSAs (including RTSR PSAs) and Bonus PSUs granted in fiscal 2020 under the 2015 Plan, and with respect to the PSAs, the number of shares that may be earned under PSAs if the threshold, target and maximum performance goals are achieved, as described in “Compensation Discussion and Analysis” above. Bonus PSUs do not provide for any threshold performance goals or payout amounts. If the Company fails to achieve the threshold performance metric, no shares will be earned or “banked” under the PSAs (including the RTSR PSAs).

(3)
Each service-based RSU award listed in this column was granted under the 2015 Plan, as described in “Compensation Discussion and Analysis” above.

(4)
Represents the aggregate grant date fair value of equity grants in fiscal 2020 computed in accordance with ASC Topic 718, including the target number of shares issuable for PSAs in 2020, Bonus PSUs and service-based RSUs. Excludes the grant date fair value for the portion of the fiscal 2019 PSAs and fiscal 2018 PSAs that will be earned based on the annual financial metric goals for the fiscal year ending December 31, 2021 because these PSAs were not granted in fiscal 2020. The amounts included in the “Stock Awards” column of the Summary Compensation Table for fiscal 2020 related to the PSAs awarded in fiscal 2019 and/or 2018 in the aggregate are as follows: $1,600,937 (Mr. Rahim), $433,466 (Mr. Miller), $186,631 (Mr. Leelanivas), $448,885 (Mr. Athreya) and $373,303 (Mr. Martin).

(5)
Represents the portion of the fiscal 2020, fiscal 2019 and fiscal 2018 PSAs, which was modified when the Compensation Committee adjusted certain of the annual financial metric goals for fiscal 2020 to reflect the Company’s revised financial plan that was adopted by the Board following the onset of the COVID-19 pandemic, and do not reflect new grants. The grant date shown is the modification date of these awards. The threshold, target and maximum amounts reflect the number of shares that may be earned under the modified PSAs in the aggregate if the threshold, target and maximum performance goals are achieved. The incremental fair value associated with these modified awards, as determined under ASC Topic 718, which is reported in the “Grant Date Fair Value of Stock Awards” column, relates to accounting charges stemming from the modification of these awards.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   57

Outstanding Equity Awards at Fiscal 2020 Year-End
The following table shows all outstanding equity awards held by our NEOs at December 31, 2020.
	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(2)
Rami Rahim	64,704(3)	$1,456,487
	52,787(4)	$1,188,235	62,500(4)	$1,406,875
	31,274(5)	$703,978	140,560(5)	$3,164,006
			91,772(6)	$2,065,788
	22,881(7)	$515,051
	35,339(8)	$795,481
	38,357(9)	$863,416
	103,124(10)	$2,321,321
	175,700(11)	$3,955,007
Kenneth Miller	17,813(3)	$400,971
	13,827(4)	$311,246	16,560(4)	$372,766
	10,057(5)	$226,383	45,200(5)	$1,017,452
			26,400(6)	$594,264
	7,681(7)	$172,899
	12,328(8)	$277,503
	10,560(9)	$237,706
	41,910(10)	$943,394
	56,500(11)	$1,271,815
Manoj Leelanivas	66,000(12)	$1,485,660
	13,827(4)	$311,246	16,560(4)	$372,766
	9,345(5)	$210,356	42,000(5)	$945,420
	7,322(7)	$164,818
	11,712(8)	$263,637
	29,766(10)	$670,033
	52,500(11)	$1,181,775
Anand Athreya	18,926(3)	$426,024
	13,827(4)	$311,246	16,560(4)	$372,766
	8,989(5)	$202,342	40,400(5)	$909,404
	6,276(7)	$141,273
	10,274(8)	$231,268
	11,220(9)	$252,562
	34,584(10)	$778,486
	50,500(11)	$1,136,755
Brian Martin	15,586(3)	$350,841
	11,656(4)	$262,377	13,960(4)	$314,240
	7,191(5)	$161,869	32,320(5)	$727,523
			18,150(6)	$408,557
	6,701(7)	$150,840
	10,787(8)	$242,815
	9,240(9)	$207,992
	30,294(10)	$681,918
	40,400(11)	$909,404

(1)
The number of shares and the payout value for the PSAs (which include the RTSR PSAs), Bonus PSUs and price vested RSUs set forth in the table reflect the target payout under such awards, unless otherwise indicated.

(2)
The closing price of Juniper common stock on 12/31/2020 was $22.51.

(3)
The PSA was granted on 3/16/2018. The total number of shares earned under the award, which is reflected in the “Number of Shares or Units of Stock That Have Not Vested” column, was based on the achievement of  (i) performance objectives for fiscal 2018, fiscal 2019 and fiscal 2020 and (ii) the Company’s relative total shareholder return (“TSR”) from 2018 through 2020. The award vested in full on 2/19/2021, upon the satisfaction of a continued service condition through the settlement date.

(4)
The PSA was granted on 3/15/2019. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2019, fiscal 2020 and fiscal 2021 and (ii) the Company’s relative TSR from 2019 through 2021. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The number of shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2020 and (ii) with respect to shares that vest based on the Company’s relative TSR, the threshold payout since relative TSR performance as of end of the second year of the three-year performance period was not trending to meet the target goal. The award vests in the first quarter of 2022, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the settlement date.

(5)
The PSA was granted on 2/21/2020. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2020, fiscal 2021 and fiscal 2022 and (ii) the Company’s relative TSR from 2020 through 2022. The number of shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The number of shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2020 and (ii) with respect to shares that vest based on the Company’s relative TSR, the threshold payout since relative TSR performance as of the end of the first year of the three-year performance period was not trending to meet the target goal. The award vests in the first quarter of 2023, subject to continuous service through the date the Compensation Committee (or a subcommittee) certifies the remaining performance conditions and the settlement date.

(6)
The price vested RSU award was granted on 2/17/2017. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2018, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(7)
The Bonus PSU was granted on 3/15/2019. The award vested 50% on 2/15/2020 and 50% on 2/15/2021, subject to continuous service through the applicable vesting date, if the performance objectives for fiscal 2019 are achieved.

(8)
The Bonus PSU was granted on 2/21/20. The award vests on 3/19/21, subject to continuous service through the applicable vesting date, if the performance objectives for fiscal 2020 are achieved.

(9)
The RSU award was granted on 2/17/2018. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(10)
The RSU award was granted on 3/15/2019. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(11)
The RSU award was granted on 2/21/2020. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(12)
The RSU award was granted on 4/20/2018. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   59

Stock Vested For Fiscal 2020
The following table shows all stock awards vested and value realized upon vesting by our NEOs during fiscal 2020. Our NEOs did not have any options outstanding during fiscal 2020.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Rami Rahim	169,429	$3,674,698
Kenneth Miller	55,672	$1,203,018
Manoj Leelanivas	88,656	$2,013,365
Anand Athreya	54,299	$1,072,862
Brian Martin	49,468	$1,084,015

(1)
The value realized upon vesting is calculated by multiplying the number of shares vested by the closing price of Juniper Networks’ common stock on the vest date (or, in the event the vest date occurs on a holiday or weekend, the closing price of Juniper Networks’ common stock on the immediately preceding trading day).

Non-Qualified Deferred Compensation
We adopted a non-qualified deferred compensation (the “NQDC”) plan in 2008, which is an unfunded and unsecured deferred compensation arrangement. Under the NQDC plan, eligible employees, including each of the NEOs, may elect to defer a portion of their compensation. Such amounts are credited to a bookkeeping account maintained on behalf of the participant. Amounts credited to each participant under the NQDC are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the NQDC plan administrator and elected by a participant. We do not contribute to the NQDC plan on behalf of participants, or match the deferrals made by participants. Accordingly, amounts payable under the NQDC plan generally are entirely determined by participant contributions and fund elections.
Employee participants in the NQDC plan may elect to contribute 1% to 50% of their base salary and 1% to 100% of other specified compensation, including commissions and bonuses. Generally, participants may elect the payment of benefits to begin on a specified date or upon termination of employment. Payment of cash deferrals may be made in the form of a lump sum or annual installments, subject to certain requirements. All distributions are made in cash.
The following table sets forth information concerning contributions, earnings, and withdrawals/distributions during fiscal 2020 under the NQDC plan for each of our NEOs who participates in the NQDC.
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Rami Rahim	—	—	—	—	—
Kenneth Miller	—	—	—	—	—
Manoj Leelanivas	—	—	—	—	—
Anand Athreya	—	—	$(8,198)	$60,833	$49,541
Brian Martin	—	—	$7,102	—	$45,706

(1)
None of the earnings in this column are included in the “Summary Compensation Table” because they are not preferential or above market.

(2)
The remaining portion of Mr. Athreya’s aggregate balance ($49,540.64) was previously reported as compensation in the “Summary Compensation Table” for fiscal years prior to 2020. No amounts of Mr. Martin’s aggregate balance were previously reported as compensation in the “Summary Compensation Table” for fiscal years prior to 2020.

Pay Ratio
We determined that, based on reasonable estimates, the median of the annual total compensation of all of our employees, except our CEO, was $117,461 for 2020. The annual total compensation of our CEO was $11,420,651 for 2020 as reflected in the “Summary Compensation Table” above. Accordingly, for 2020, our reasonable estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our other employees was 97:1.
We identified our median employee based on the 2020 target total direct compensation for all individuals (other than our CEO) who were employed by the Company on December 31, 2020, the last day of our fiscal year. “Target total direct compensation” for this purpose consisted of each employee’s actual salary or base wages earned in 2020, his or her target non-equity incentive opportunity for 2020, and the fair market value of his or her equity incentive awards granted in 2020. For purposes of this analysis, we converted all employee compensation to U.S. dollars. In our analysis, we did not annualize the compensation of any permanent employees that were not employed by the Company for all of 2020, nor did we exclude any individuals that were employed by the Company on December 31, 2020.
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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   61

Compensation Consultant Disclosure
During 2020, the Compensation Committee engaged Compensia as its advisor to provide analysis, advice and guidance on executive and non-employee director compensation. As the Compensation Committee’s consultant, Compensia reported to the Compensation Committee, made recommendations directly to the Compensation Committee, attended all Compensation Committee meetings in person or by phone, and attended portions of the Compensation Committee’s executive sessions without the involvement of management as required by the Compensation Committee and to support the Compensation Committee’s independent decision-making.
In advising the Compensation Committee, it is necessary for the consultant advisor to interact with management to gather information and support the Compensation Committee in an effective manner, but the Compensation Committee has adopted protocols that require the approval of the Compensation Committee or its chairperson for such interactions. These protocols are included in Compensia’s engagement letters. The Compensation Committee also determines the appropriate forum for receiving consultant recommendations. Where the Compensation Committee deems appropriate, management invitees are present to provide context for the recommendations. This approach helps enable the Compensation Committee to make independent decisions about executive compensation after taking into consideration both the compensation consultant’s recommendations and management’s perspectives.
The Compensation Committee’s compensation consultant performed the following services related to executive and non-employee director compensation at the request of the Compensation Committee in 2020:
•
Assessed and recommended revisions to the Peer Group for collecting competitive pay data;

•
Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to the Peer Group (used in our evaluation of 2020 pay actions);

•
Advised on target award levels within the 2020 annual and long-term incentive programs for executive officers and senior management;

•
Provided advice on the design and structure of the Company’s 2020 and 2021 annual and long-term incentive plans, including performance metrics and weighting, performance scaling and the length of performance periods/vesting restrictions;

•
Provided input into the evaluation process by the Board of our Chief Executive Officer;

•
Advised the Compensation Committee in determining pay actions for our Chief Executive Officer in February 2020;

•
Assessed the competitiveness of the Company’s compensation practices for non-employee directors relative to compensation at the Peer Group;

•
Provided advice on the Company’s overall equity plan usage relative to the practices of the Peer Group;

•
Reviewed and provided input on our Compensation Discussion and Analysis and compensation risk assessment process;

•
Provided regular, ongoing updates on regulatory and market developments related to executive and non-employee director pay; and

•
Provided input on whether and how to take into account the impact of COVID-19 when determining executive compensation payouts for the 2020 performance period.

Compensia did not provide any other services to the Company, and therefore did not receive any fees for additional services from the Company.

 Equity Compensation Plan Information

Independence Disclosure
The Compensation Committee considered Compensia’s independence in light of the SEC rules and NYSE listing standards. At the Compensation Committee’s request, Compensia provided information addressing the independence of the individual compensation advisor and consulting firm, including the following factors: (1) any other services provided by the consulting firm to the Company; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies and procedures adopted by the consulting firm to prevent conflicts of interest; (4) any business or personal relationships between the individual compensation advisor and a member of the Compensation Committee; (5) any Company stock owned by the individual compensation advisor; and (6) any business or personal relationships between our executive officers and the individual compensation advisor or consulting firm. The Compensation Committee assessed these factors and concluded that Compensia was independent under the SEC rules and NYSE listing standards.
Equity Compensation Plan Information
The following table provides information as of December 31, 2020 about our common stock that may be issued under the Company’s equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding awards assumed by the Company in connection with acquisitions of the companies that originally granted those awards.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in (a)) (c)
Equity compensation plans approved by security holders(1)	15,407,753(2)	0(3)	23,616,227(4)
Equity compensation plans not approved by security holders	—	—	—
Total(5)	15,407,753	$0.00(3)	23,616,227

(1)
Includes the 2015 Plan and the 2008 Employee Stock Purchase Plan (“2008 ESPP”).

(2)
Includes shares subject to any equity award that were outstanding as of December 31, 2020 that were issued under the 2015 Plan. The number of PSAs included assumes achievement at maximum. With respect to certain PSAs, the maximum number of shares issuable equals 200% of target. Excludes purchase rights granted under the 2008 ESPP.

(3)
RSUs and PSAs, which do not have an exercise price, as well as purchase rights accruing under the 2008 ESPP, are excluded in the calculation of weighted-average exercise price.

(4)
As of December 31, 2020, an aggregate of  (i) 12,068,164 shares of common stock were available for issuance under the 2015 Plan and (ii) 11,548,063 shares of common stock were available for issuance under the 2008 ESPP, including 1,419,530 shares that were purchased during the purchase period under the 2008 ESPP commencing on August 1, 2020 and ending on January 31, 2021. No participant will be permitted to purchase during any twelve (12) month period more than 6,000 shares of our common stock under the 2008 ESPP.

(5)
This table does not include equity awards that have been assumed by the Company in connection with the acquisition of other companies. As of December 31, 2020, the following assumed equity awards were outstanding: 1,401,021 shares issuable upon exercise of outstanding options, 3,422,036 shares subject to RSUs and 1,057,322 shares subject to restricted stock awards. The weighted average exercise price of such outstanding options was $4.46 per share. No additional equity awards may be granted under any assumed arrangement.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   63

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information, as of March 19, 2021 (except where another date is indicated), concerning:
•
beneficial owners of more than 5% of Juniper Networks’ common stock;

•
beneficial ownership by Juniper Networks directors and director nominees and the NEOs included in the “Summary Compensation Table” contained in this proxy statement; and

•
beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.
The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 18, 2021 (60 days after March 19, 2021) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089.
Beneficial Ownership Table
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Dodge & Cox 555 California Street, 40th Floor, San Francisco, CA 94014	47,472,697(2)	15%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	36,868,789(3)	11.3%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	29,492,290(4)	9.0%
Anand Athreya	136,463	*
Gary Daichendt	65,008(6)	*
Anne DelSanto	20,188(6)	*
Kevin DeNuccio	35,008(6)	*
James Dolce	56,445(6)	*
Christine Gorjanc	18,575(6)	*
Janet Haugen	18,575(6)	*
Scott Kriens	2,384,952(7)	*
Manoj Leelanivas	143,367(8)	*
Brian Martin	96,777	*
Rahul Merchant	55,945(6)	*
Kenneth Miller	138,724	*
Rami Rahim	872,468(5)	*
William Stensrud	151,969(9)	*
All Directors and Executive Officers as a Group (15 persons)	4,203,216(8)	1.3%

*
Represents holdings of less than one percent.

(1)
The percentages are calculated using 327,084,558 outstanding shares of the Company’s common stock on March 19, 2021, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares beneficially owned by a person or group includes shares of common stock that such person or group has the right to acquire within 60 days after March 19, 2021, which includes, but is not limited to, shares subject to RSUs or performance share awards that will vest within 60 days of March 19, 2021.

(2)
Based on information reported, as of December 31, 2020, on Schedule 13G/A filed with the SEC on February 11, 2021 by Dodge & Cox (“D&C”). According to its Schedule 13G/A, D&C reported having the sole power to vote or direct the vote over 45,246,632 shares and dispositive power over all shares beneficially owned.

 Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

(3)
Based on information reported, as of December 31, 2020, on Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group and certain of its subsidiaries (collectively, “Vanguard”). According to its Schedule 13G/A, Vanguard reported having the sole power to vote or direct the vote over 0 shares, the shared power to vote or direct the vote over 626,410 share, the sole power to dispose of or to direct the disposition of 335,305,425 shares and the shared power to dispose or to direct the disposition of 1,563,364 shares.

(4)
Based on information reported, as of December 31, 2020, on Schedule 13G/A filed with the SEC on January 29, 2021 by BlackRock, Inc. and certain of its subsidiaries (collectively, “BlackRock”). According to its Schedule 13G/A, BlackRock reported having the sole power to vote or direct the vote over 25,244,574 shares and dispositive power over all shares beneficially owned.

(5)
Includes 872,468 shares held by the Rahim Family Trust, of which Mr. Rahim and his spouse are the trustees.

(6)
Includes 9,862 RSUs that are scheduled to vest within 60 days of March 19, 2021.

(7)
Includes 97,545 shares held in trust of which Mr. Kriens is the sole trustee, 97,545 shares held in trust of which Mr. Kriens’ spouse is the trustee, 2,000,000 shares held by the 2020 Kriens Charitable Remainder Unitrust, of which Mr. Kriens and his spouse are the trustees, 180,000 shares held by KDI Trust LP, and 9,862 RSUs that are scheduled to vest within 60 days of March 19, 2021.

(8)
Includes 66,000 RSUs that are scheduled to vest within 60 days of March 19, 2021.

(9)
Includes 142,107 shares held in a trust of which Mr. Stensrud is the trustee, and 9,862 RSUs that are scheduled to vest within 60 days of March 19, 2021.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   65

Executive Officer and Director Stock Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the NEOs, certain former NEOs and non-employee directors with the interests of its stockholders and to promote the Company’s commitment to sound corporate governance.
The ownership guidelines applicable to NEOs are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least six (6) times his or her annual base salary. The other NEOs are required to hold shares of Juniper Networks common stock with a value equal to three (3) times his or her annual base salary. The base salary guideline for each person will be re-calculated annually, and will be based on applicable base salary in effect on December 31 of each year. NEOs are required to achieve the applicable level of ownership within five (5) years from the date the stock ownership guidelines become applicable to such individual. Each NEO is further required to retain at least 50% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy such NEO’s tax withholding obligations) acquired from the Company until the minimum ownership requirement is achieved.
Once a person has been designated as an NEO, the person will be subject to these guidelines until he or she is no longer an officer or director of the Company, or until he or she has ceased to be identified as an NEO in the Company’s annual proxy statement for three consecutive years.
The Company’s Chief Executive Officer is also required to hold an amount equal to 100% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy the Chief Executive Officer’s tax withholding obligations) acquired from the Company with respect to all equity awards granted to him or her for at least 12 months after the vesting of such equity awards.
Outside directors are required to hold shares of Juniper Networks common stock with a value equal to five (5) times the amount of the annual cash retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline was initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chair service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines are initially based on the applicable annual cash retainer for service as a director as of December 31, 2020, and are re-calculated annually thereafter based on the applicable annual cash retainer in effect on December 31 of each year. Outside directors are required to achieve the applicable level of ownership within five (5) years from the date the person first became a non-employee member of the Board.
Shares of our common stock that count toward the satisfaction of the ownership guidelines include shares owned outright by the NEO or director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the NEO or director or his or her family. The value of a share is measured on December 31 of each year as the greater of  (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of Company common stock.
As of the record date, all individuals subject to the stock ownership guidelines were in compliance with the requirements in the guidelines. A complete copy of the Company’s stock ownership guidelines is available at the Investor Relations Center on our website at http://investor.juniper.net/investor-relations/default.aspx.

Certain Relationships and Related Transactions
Our Board has adopted a written policy, which we refer to as our Related Person Transaction Policy, for the review of any transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount involved will or may be expected to exceed $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members or certain related entities), each of whom we refer to as a “related person,” has or will have a direct or indirect material interest.
Anyone seeking approval of a potential related person transaction must provide notice to our General Counsel of the facts and circumstances involved. If our General Counsel determines that the proposed transaction is or could reasonably be a related person transaction, such transaction will be submitted to our Audit Committee. Our Audit Committee will review and approve, ratify or disapprove of all related person transactions and will consider all material factors it deems applicable or appropriate in making a determination. No related person transaction will be approved or ratified unless it is, overall, in or not inconsistent with the best interests of the Company.
Notwithstanding the foregoing, transactions specifically excluded by the instructions to Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, as such rule may be amended from time to time, are not deemed related person transactions under our Related Person Transaction Policy (although they may require approval under other policies we have in effect, including our Worldwide Code of Business Conduct and Ethics).
During fiscal 2020, the Company received approximately $1.4 million in revenue from sales of its products and services to the Vanguard Group, a beneficial owner of more than 5% of the Company’s common stock. The sales were made in the ordinary course of business.
To our knowledge, other than as set forth above, since the beginning of fiscal 2020, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   67

General Information
Questions and Answers about the Proxy Materials and the Annual Meeting
Why am I receiving these materials?
The Board of Juniper Networks has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail or email, in connection with the Board’s solicitation of proxies for use at Juniper Networks’ 2021 annual meeting of stockholders, which will be held on May 13, 2021. As a Juniper Networks stockholder as of March 19, 2021 (the “Record Date”), you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.
What is included in these materials?
These materials include (i) our proxy statement for the annual meeting and (ii) our Annual Report on Form 10-K for fiscal 2020, which includes our audited consolidated financial statements.
If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the annual meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about March 31, 2021, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our stockholders of record and beneficial owners as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). You may also request to receive a set of the proxy materials by mail or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•
View our proxy materials for the annual meeting on the Internet; and

•
Instruct us to send future proxy materials to you electronically by email or in paper copy by mail.

Choosing to access our proxy materials on the Internet or to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
How may I obtain Juniper Networks’ Annual Report on Form 10-K?
Stockholders may request a free copy of our Annual Report on Form 10-K for fiscal 2020 with a written request to our principal executive offices at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net. We will also furnish any exhibit to the Annual Report on Form 10-K for fiscal 2020 if specifically requested in writing. A copy of our Annual Report on Form 10-K for fiscal 2020 is also available with our proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC at www.sec.gov.

 General Information

How may I obtain a separate set of proxy materials?
As a result of Juniper Networks’ adoption of  “householding,” if you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our proxy materials) unless you have provided contrary instructions. Juniper Networks will deliver promptly upon written or oral request a separate Notice (or other stockholder communications, including our proxy materials), now or in the future, to any stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, contact Juniper Networks’ Investor Relations Department at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net.
Similarly, if you share an address with another stockholder and have received multiple copies of the Notice (or other stockholder communications, including our proxy materials), you may write or call us at the above address and phone number to request delivery of a single copy of these documents.
What is the date, time and format of the 2021 annual meeting?
To support the health and well-being of our employees, stockholders and other stakeholders during the COVID-19 pandemic, we will hold the 2021 annual meeting of stockholders at on May 13, 2021 at 8:00 a.m. Pacific Time, virtually via the internet at www.virtualshareholdermeeting.com/JNPR2021. We expect to return to in-person annual meetings, when it becomes safe to do so. Online check-in will be available beginning at 7:45 a.m. Pacific Time. Please allow ample time for the online check-in procedures. The platform for the virtual annual meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual annual meeting are provided below, and once admitted, stockholders may view reference materials such as our list of stockholders as of the Record Date, submit questions and vote their shares by following the instructions that will be available on the meeting website.
How do I attend the 2021 annual meeting?
In order to access and attend the virtual annual meeting, you will be asked to provide your 16-digit control number. Instructions on how to attend and participate via the internet are posted at www.virtualshareholdermeeting.com/JNPR2021. Information contained on this website is not incorporated by reference into this Proxy Statement or any other report we file with the SEC. The virtual meeting platform is widely supported across most browsers and devices running the most updated version of applicable software and plugins. Participants, however, should allow sufficient time prior to the start of the meeting to log-in and ensure that they can hear streaming audio prior to the start of the meeting. If any log-in difficulties are encountered, please call the technical support number on the log-in page.
Will the 2021 annual meeting be webcast?
Yes. You may attend the annual meeting virtually at www.virtualshareholdermeeting.com/JNPR2021 where you will be able to vote electronically and submit questions during the meeting.
How do I submit a question at the 2021 annual meeting?
You may submit a question during the meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting.com/JNPR2021. If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast.
What if there are technical difficulties during the 2021 annual meeting?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/JNPR2021.
How may I access an electronic list of stockholders of record entitled to vote at the 2021 annual meeting of stockholders?
We will make available an electronic list of stockholders of record as of Record Date for inspection by stockholders from May 3, 2021 through May 12, 2021. To access the electronic list during these dates, please send your request, along with proof of ownership, by email to investor-relations@juniper.net. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders at www.virtualshareholdermeeting.com/JNPR2021 during the live webcast of the 2021 annual meeting.

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   69

What items of business will be voted on at the 2021 annual meeting and how does the Board recommend that I vote?
		Vote Required	Board Recommendation
Proposal 1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	Number of votes cast “FOR” exceeds number of votes cast “AGAINST” for each director	✓ FOR each nominee
Proposal 2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	✓ FOR
Proposal 3	To hold a non-binding advisory vote regarding executive compensation.	Majority of the total votes cast by holders of shares present through the virtual meeting or represented by proxy	✓ FOR
We will also consider any other matters that may properly be brought before the 2021 annual meeting of stockholders (and any postponements or adjournments thereof).
What shares can I vote?
Each share of common stock issued and outstanding as of the close of business on March 19, 2021, the Record Date, is entitled to vote on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner (i.e., in street name) through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date, we had approximately 327,084,558 shares of common stock issued and outstanding. Each share of our common stock entitles you to one vote on each matter voted on at the annual meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.
Stockholder of Record — If your shares are registered directly in your name with Juniper Networks’ transfer agent, EQ Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote directly at the annual meeting.
Beneficial Owner — If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by your broker or nominee. As the beneficial owner of shares held in street name, you have the right to direct your broker, trustee or nominee on how to vote the shares held in your account and are also invited to attend the annual meeting. Please see “How do I attend the 2021 annual meeting?” and “How can I vote my shares at the 2021 annual meeting? for details on how you can virtually attend the annual meeting as a beneficial owner.
Since a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares. If you do not provide your broker, trustee or nominee with instructions on how to vote your shares, such broker, trustee or nominee will be able to vote your shares only with respect to the proposal related to the ratification of the appointment of Ernst & Young as our independent auditor for 2021.
How can I vote my shares at the 2021 annual meeting?
You may directly vote shares held in your name as the stockholder of record at the annual meeting. You may directly vote shares held beneficially in street name at the annual meeting only if you obtain a legal proxy and control number from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

 General Information

How can I vote my shares without attending the 2021 annual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the Notice or proxy card or, for shares held beneficially in street name, the voting instructions provided by your broker, trustee or nominee.
By Internet — Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or the Notice and by following the voting instructions on the website. If you hold your shares in street name, please check the Notice or the voting instruction card provided by your broker, trustee or nominee for Internet voting availability and instructions.
By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.
By Mail — Stockholders of record who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees or nominees may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.
Can I change my vote or otherwise revoke my proxy?
You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to Juniper Networks’ Corporate Secretary at Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, California 94089 prior to your shares being voted, or by voting at the annual meeting. Attendance at the annual meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by voting at the annual meeting.
How many shares must be present or represented to conduct business at the annual meeting?
In order for business to be conducted at the annual meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of shares of common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.
Will my shares be voted if I do not vote as described in the Notice?
Stockholders of Record. If you do not submit a proxy or vote at the annual meeting, your shares will not be voted. If you indicate that you wish to vote as recommended by our Board or if you sign, date and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement (e.g., “FOR” for Proposal No. 1, No. 2 and No. 3) and in their discretion regarding any other matters properly presented for a vote at our 2021 annual meeting of stockholders. As of the date of this Proxy Statement, we did not know of any proposals or matters to be raised at the 2021 annual meeting of stockholders other than those presented in this Proxy Statement.
Beneficial Owners of Shares Held in Street Name. If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote clients’ unvoted shares on certain “routine” matters. If you do not give voting instructions to your broker, your broker may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst &

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Juniper Networks, Inc. Notice of 2021 Annual Meeting and Proxy Statement   71

Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a “routine” matter. None of the other proposals are considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.
What are broker non-votes?
Broker non-voting occurs when your broker has not received specific voting instructions from you with respect to shares held in street name and the broker does not have discretionary voting authority with respect to a proposal. Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes are not counted for purposes of all proposals and therefore have no effect on the outcome of these proposals, assuming that quorum is obtained.
What is the impact of an abstention?
Abstentions will have the same effect as a vote “AGAINST” the approval of the ratification of the appointment of the independent registered public accounting firm and the non-binding advisory vote on executive compensation. Abstentions will not affect the vote on the election of directors.
What happens if additional matters are presented at the 2021 annual meeting?
Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kenneth Miller and Brian Martin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Who will bear the cost of soliciting votes for the 2021 annual meeting?
Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree M&A Incorporated a fee of  $20,000, plus expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Where can I find the voting results of the 2021 annual meeting?
We intend to announce voting results from the annual meeting in a current report on Form 8-K within the time period prescribed by SEC rules.
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2021 annual meeting?
Although the deadline for submitting proposals or director nominations for consideration at the 2021 annual meeting of stockholders has passed, you may submit proposals and director nominations for consideration at future stockholder meetings. For further information, see the section entitled “Stockholder Proposals and Nominations” below.

 General Information

Stockholder Proposals and Nominations
Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2022 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than December 1, 2021. If the date of the 2022 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of the 2021 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2022 annual meeting of stockholders will be a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2021 annual meeting of stockholders. All such proposals also will need to comply with SEC regulations under Rule 14a-8 under the Exchange Act, which lists the requirements regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Proxy Access. Any stockholder (or group of up to 20 stockholders) meeting the Company’s continuous ownership requirements of three percent (3%) or more of our common stock for at least three years prior to such nomination who wishes to nominate a candidate or candidates for election in connection with our 2022 annual meeting and requires the Company to include such nominees in the proxy statement and form of proxy, must submit a notice to the Corporate Secretary at the principal executive offices of the Company no later than November 1, 2021 and no earlier than December 1, 2021 (i.e., no later than the 120th day and no earlier than the 150th day before the one-year anniversary of the date on which the Company first mailed its proxy materials for the Company’s 2021 annual meeting of stockholders). If the date of the 2022 annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of 2021 annual meeting, then, for the notice to be timely delivered, it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2022 annual meeting and not later than the close of business on the later of  (i) the 90th day prior to the 2022 annual meeting or (ii) the tenth day following the day on which public announcement of the 2022 annual meeting is first made by Juniper Networks.
Requirements for other stockholder proposals and director nominations. Notice of any proposal that a stockholder intends to present at the 2022 annual meeting of stockholders, but does not intend to have included in the Company’s proxy statement and form of proxy relating to the 2022 annual meeting of stockholders, as well as any director nominations, must be timely delivered to the Corporate Secretary in accordance with the bylaws of the Company, which require that the proper notice be received by the Corporate Secretary not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the previous year’s annual meeting of stockholders. In addition, to be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.
For the 2022 annual meeting of stockholders, the notice must be received no earlier than January 15, 2022 and no later than February 14, 2022. However, if the date of the 2022 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the 2022 annual meeting or the tenth day following the day on which public announcement of the date of the 2022 annual meeting is first made by Juniper Networks. In no event will the public announcement of an adjournment or postponement of an annual meeting of stockholders or the announcement thereof commence a new time period for the giving of a stockholder’s notice as provided above.
Recommendation of Director Candidates. The Nominating and Corporate Governance Committee will consider recommendations of director candidates from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.

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Corporate Secretary. Stockholder proposals and director nominations must be delivered to the Corporate Secretary via mail to Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, CA 94089.
Copy of Bylaws. You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of section 27A of the Securities Act, as amended, and section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements regarding our business strategies and financial results, industry trends, expected or future equity usage, burn rate or shares outstanding, expected use and enforcement of our compensation recoupment policies, anticipated future stockholder engagement efforts, our Corporate Citizenship and Sustainability program and initiatives, expected reductions in our energy consumption, carbon footprint, and resource use in our facilities, and our expectation that our products will continue to meet some of the strictest environmental standards in the industry.
These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and 10-Q filed with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update them.

JUNIPER NETWORKS, INC. ATTN: INVESTOR RELATIONS 1133 INNOVATION WAY SUNNYVALE, CA 94089 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 12, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/JNPR2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 12, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D36483-P52537 KEEP THIS PORTION FOR YOUR RECORDS JUNIPER NETWORKS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain fiscal year ending December 31, 2021. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a. 1b. Gary Daichendt Anne DelSanto ! The Board of Directors recommends you vote FOR For Against Abstain 1c. Kevin DeNuccio proposals 2 and 3. 2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as our auditors for the 1d. James Dolce 1e. Christine Gorjanc 3. Approval of a non-binding advisory resolution on executive compensation. 1f.Janet Haugen 1g. Scott Kriens 1h. Rahul Merchant 1i. Rami Rahim 1j. William Stensrud

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NPS/10K COMBO is available at www.proxyvote.com. D36484-P52537 JUNIPER NETWORKS, INC. 2021 ANNUAL MEETING OF STOCKHOLDERS Thursday, May 13, 2021 8:00 a.m. Pacific Location: Access the Annual Meeting at www.virtualshareholdermeeting.com/JNPR2021 The Annual Meeting will be a virtual meeting conducted via live webcast. To attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/JNPR2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 13, 2021. This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted “FOR” the election of the nominees on proposal 1, “FOR” proposals 2 and 3 and in the discretion of the proxies with respect to such other business as may properly come before the meeting. By signing the proxy, you revoke all prior proxies and appoint Kenneth Miller and Brian Martin, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. The above named proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof. Continued and to be signed on reverse side